UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cypherpunk Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2025

Cypherpunk Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Thorndike Street, Suite B1-1
Cambridge, MA 02141

(Address of Principal Executive Office) (Zip Code)

(617) 714-0360

(Registrant’s telephone number, including area code)

Leap Therapeutics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As described in Item 5.03 below, Leap Therapeutics, Inc. has changed its name to Cypherpunk Technologies Inc., effective as of November 12, 2025.

Item 1.01	Entry into a Material Definitive Agreement.

Consulting Agreement

On November 11, 2025, Cypherpunk Technologies Inc. (f./k/a Leap Therapeutics, Inc.), a Delaware corporation (the “Company”), entered into a Consulting Agreement (the “Consulting Agreement”) with CoinXit Ltd. (“CoinXit”), effective as of November 11, 2025. Under the Consulting Agreement, CoinXit will provide consulting services to the Company as set forth in project assignments to be mutually agreed from time to time. Mr. Khing Oei is the sole director and employee of CoinXit.

Pursuant to the Consulting Agreement, CoinXit will receive the fees specified in each project assignment and is also entitled to receive equity compensation in the form of restricted stock unit (“RSU”) awards under the Company’s equity incentive plans, subject to Board or compensation committee approval.

Effective November 11, 2025, the compensation committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”) approved an award under the Company’s 2022 Equity Incentive Plan, as amended (the “2022 Plan”), of 2,411,700 RSUs to CoinXit (each representing the right to receive one share of the Company’s common stock, par value $0.001 per share) (the “First RSUs”). The First RSUs will vest as to 12/36ths on October 8, 2026 and as to 1/36th each month thereafter on the 8th day of the applicable month, subject to CoinXit Ltd.’s continuous service through each vesting date. Vested RSUs will be settled in accordance with the terms of the related RSU agreement (the “CoinXit RSU Agreement”), generally on the earliest to occur of the Company’s first payroll date on or after (i) CoinXit’s cessation of service, (ii) June 8 of the applicable year, or (iii) December 8 of the applicable year, subject to any further deferral as provided in the CoinXit RSU Agreement.

The Consulting Agreement provides for an additional award under an equity incentive plan of the Company of 3,036,457 RSUs to CoinXit, subject to equitable adjustment in certain circumstances (the “Second RSUs”), following (i) stockholder approval of an amendment to the Company’s certificate of incorporation to effect a reverse stock split and/or to increase authorized common shares to at least 490,000,000 shares, (ii) stockholder approval of a new equity plan with a sufficient share reserve, (iii) SEC effectiveness of a Form S-8 for such plan, and (iv) Board or Compensation Committee approval. The Second RSUs will vest on the same schedule and settle on the same terms as the First RSUs.

CoinXit will serve as an independent contractor and not as an employee of the Company. The Consulting Agreement has a three-year initial term, subject to earlier termination by the Company on five days’ notice or by CoinXit on 15 days’ notice when no project assignment is in effect. The Consulting Agreement contains customary terms regarding ownership of work product, confidentiality, non-solicitation, and indemnification.

The foregoing summary of the Consulting Agreement and the CoinXit RSU Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Employment Agreement

On November 11, 2025, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. William McEvoy, effective as of November 11, 2025 (the “Effective Date”). Under the Employment Agreement, Mr. McEvoy will serve as the Company’s Chief Investment Officer.

The Employment Agreement provides for an initial annual base salary of $250,000, payable in accordance with the Company’s normal payroll practices and subject to applicable withholding, which will be reviewed at least annually and may be increased, but not decreased, in the discretion of the Board. Pursuant to the terms of the Employment Agreement, Mr. McEvoy is eligible to participate in the Company’s annual incentive compensation program for senior executives and has a target annual bonus opportunity equal to 40% of base salary, based on performance criteria established by the Board (or its Compensation Committee), generally payable at the same time as bonuses to other senior executives, subject to continued employment through the payment date.

Subject to stockholder approvals and other conditions described in the Employment Agreement (including stockholder approval of certain amendments to the Company’s certificate of incorporation, adoption of a new equity plan, registration of the related shares on a Form S-8, and Board or Compensation Committee approval), Mr. McEvoy will receive an award under an equity incentive plan of the Company of 5,616,906 RSUs, each representing the right to receive one share of the Company’s Common Stock, subject to equitable adjustment in certain circumstances. The RSUs will vest as to 12/36ths on October 8, 2026, and as to 1/36th on the 8th day of each month thereafter, in each case subject to Mr. McEvoy’s continued employment or other qualifying service relationship through the applicable vesting date. Vested RSUs will be settled in shares of Common Stock pursuant to the terms of a restricted stock unit agreement to be entered into by the Company and Mr. McEvoy in connection with the grant to Mr. McEvoy of such 5,616,906 RSUs, which agreement is expected to provide for settlement on the earliest to occur of (i) the Company’s first payroll date on or after the date Mr. McEvoy ceases to be a service provider, (ii) the Company’s first payroll date on or after June 8 of the applicable year, or (iii) the Company’s first payroll date on or after December 8 of the applicable year, subject to any further deferral as provided therein. The RSUs will be governed by the applicable equity plan and award agreement under which the RSUs are granted. The Employment Agreement also provides that any outstanding unvested equity awards held by Mr. McEvoy will become fully vested and exercisable immediately prior to a qualifying Change in Control (as defined therein) that occurs after the Effective Date.

The Employment Agreement includes customary termination and severance provisions. If Mr. McEvoy’s employment is terminated by the Company without “Cause” or by Mr. McEvoy for “Good Reason” (each as defined in the Employment Agreement), and subject to his timely execution and non-revocation of a general release of claims, Mr. McEvoy will be entitled to: (i) accrued but unpaid compensation and benefits and other accrued obligations; (ii) a severance payment equal to his annual base salary, payable in substantially equal installments over 12 months; and (iii) reimbursement of a portion of COBRA premiums for continued health and dental coverage for up to 12 months, in each case subject to the conditions set forth in the Employment Agreement. The Employment Agreement also contains customary provisions addressing potential excise taxes under Sections 280G and 4999 of the Internal Revenue Code, and is intended to comply with or be exempt from Section 409A of the Internal Revenue Code.

The Employment Agreement further incorporates an Employee Proprietary Information, Invention, Non-Competition and Non-Solicitation Agreement between the Company and Mr. McEvoy and includes customary representations, covenants and other employment terms.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

RSU Grants to Directors and Employees

Effective November 11, 2025, the Compensation Committee approved the issuance of an aggregate of 3,241,687 RSUs to the directors and certain employees of the Company, of which 2,560,674 RSUs were issued pursuant to the Company’s 2016 Equity Incentive Plan, as amended (the “2016 Plan”), and 681,013 RSUs were issued pursuant to the 2022 Plan. Of the 2,560,674 RSUs issued pursuant to the 2016 Plan, 2,485,974 RSUs were issued to employees of the Company (with the Company’s Chief Executive Officer and President, Mr. Douglas Onsi, receiving an award of 2,087,287 RSUs) (collectively, the “2016 Employee RSUs”) and 74,700 RSUs were issued to non-employee directors (the “2016 Director RSUs”). Of the 681,013 RSUs issued pursuant to the 2022 Plan, 413 were issued to employees (the “2022 Employee RSUs”, and together with the 2016 Employee RSUs, the “Employee RSUs”) and 680,600 were issued to non-employee directors (the “2022 Director RSUs”, and together with the 2016 Director RSUs, the “Director RSUs”). The Employee RSUs and the Director RSUs shall be subject to equitable adjustment under certain circumstances.

Pursuant to the terms of the restricted stock unit agreement entered into by the Company and each non-employee director of the Company in connection with the grant to such director of his or her Director RSUs, such Director RSUs are fully vested as of their November 11, 2025 issuance dates. Pursuant to the terms of the restricted stock unit agreement entered into by the Company and each employee of the Company in connection with the grant to such employee of his or her Employee RSUs, such Employee RSUs will vest as to 12/36ths on October 8, 2026, and as to 1/36th on the 8th day of each month thereafter, in each case subject to forfeiture pursuant to the terms of the awards. The Director RSUs and Employee RSUs, when vested pursuant to their terms, entitle the recipient to one share of the Company’s Common Stock per RSU.

Vested Employee RSUs will be settled in shares of Common Stock pursuant to the terms of the restricted stock unit agreement entered into by the Company and each employee in connection with the grant of Employee RSUs to such employee, which agreement provides for settlement on the earliest to occur of (i) the Company’s first payroll date on or after the date the applicable employee ceases to be a service provider, (ii) the Company’s first payroll date on or after June 8 of the applicable year, or (iii) the Company’s first payroll date on or after December 8 of the applicable year, subject to any further deferral as provided in such restricted stock unit agreement. Vested Director RSUs will be settled in shares of Common Stock pursuant to the terms of the restricted stock unit agreement entered into by the Company and each non-employee director in connection with the grant of Director RSUs to such director, which agreement provides for settlement on the earlier to occur of (i) the date the applicable director ceases for any reason to be a member of the Board or (ii) the date of the first annual meeting of stockholders of the Company that occurs following the grant date of Director RSUs to the applicable director, subject to any further deferral as provided in such restricted stock unit agreement.

The foregoing summary of the Director RSUs and Employee RSUs do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of Director RSU Agreements pursuant to the 2016 Plan and the 2022 Plan, and the forms of Employee RSU Agreements pursuant to the 2016 Plan and the 2022 Plan, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On November 12, 2025, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2025. The text of the press release is included as Exhibit 99.2 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.2 hereto, is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Appointment of Directors

In connection with the Private Placement (as defined below), on November 11, 2025, the Board appointed each of Mr. Khing Oei and Mr. William McEvoy as a director of the Board, effective immediately, with Mr. Oei appointed as a Class II director and to serve in such capacity until the 2028 annual meeting of stockholders, and with Mr. McEvoy appointed as a Class III director and to serve in such capacity until the 2026 annual meeting of stockholders, or until the earlier of such director’s death, resignation or removal. Mr. Oei has also been elected to serve as non-executive Chairman of the Board, effective as of November 11, 2025. Concurrently with Mr. Oei’s appointment, Christopher Mirabelli, PhD, will step down from his role as Chairman, while remaining a member of the Board.

Khing Oei, age 49, has more than 20 years of experience in global finance, alternative asset management, and digital-asset investing. Since August 2025, he has served as Founder and Chief Executive Officer of Treasury B.V., a Netherlands-based Bitcoin treasury company backed by institutional investors including Winklevoss Capital and Nakamoto Holdings. Since November 2022, Mr. Oei has also served as Senior Advisor – Crypto at Attestor Limited, a multi-billion-dollar hedge fund focused on distressed and special situations investments in the digital-asset sector. He is a member of the Board of Directors of Genesis Global Holdco LLC and Genesis Asia Pacific Pte. Ltd., and a member of the Valuation Committee of Privium Fund Management B.V., a $4 billion AUM asset manager with operations across Europe and Asia. From 2019 to 2022, Mr. Oei was Founder and Chief Executive Officer of Captur Ltd. (formerly AlphaSwap), a decentralized crypto asset-management platform within the DeFi ecosystem. Earlier in his career, he held senior investment roles at SC Lowy, Eyck Capital Management (where he was Chief Investment Officer and Managing Partner), and Bardin Hill Investment Partners LP (where he served as Portfolio Manager and Managing Principal and Chief Executive Officer of European operations). He began his career at Goldman Sachs, Fortress Investment Group, and Merrill Lynch, focusing on special-situations and distressed credit investing. Mr. Oei holds an M.Sc. in Econometrics from Vrije Universiteit Amsterdam and completed coursework at Tulane University in Economics under a Fulbright Scholarship.

William McEvoy, age 29, is a finance and investment professional with expertise in financial close processes, cash-flow forecasting, corporate finance, and company valuation. He currently serves as Principal at Winklevoss Capital Management in New York City, where he focuses on investments across social networks, gaming and eSports, education, and Web3 / blockchain sectors. Mr. McEvoy has been with Winklevoss Capital since 2022. Before joining Winklevoss Capital, Mr. McEvoy was a member of the Bitcoin and Crypto Research team at Fundstrat Global Advisors, LLC from 2021 to 2022 and served in finance roles with Dynasty Financial Partners from 2018 to 2021 and Cassaday & Company, Inc. from 2017 to 2018. He began his career in investment banking at CSG Partners, specializing in ESOP advisory transactions. In addition to his executive and investment roles, Mr. McEvoy serves on the board of Real Bedford FC. He holds a degree from The George Washington University.

Mr. Oei and Mr. McEvoy have each been appointed to the Board as an “Investor Designee” pursuant to the terms of the Lead Investor Agreement, dated October 6, 2025, by and between the Company and Winklevoss Treasury Investments, LLC (the “Lead Investor”). The Company entered into the Lead Investor Agreement in connection with the Securities Purchase Agreement, dated October 6, 2025, by and among the Company and the purchasers named therein (the “Securities Purchase Agreement”) for the private placement of an aggregate of 15,212,311 shares of Common Stock, 80,768,504 pre-funded warrants to purchase Common Stock, and 71,985,605 common warrants to purchase Common Stock (the “Private Placement”), as previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 9, 2025 (the “Closing Form 8-K”). Pursuant to these agreements, for so long as the Lead Investor continues to beneficially own at least 16.7% of the Common Stock of the Company, the Lead Investor shall have the right to designate two Investor Designees, one of whom shall also be chair of the Board, and for so long as the Lead Investor continues to beneficially own at least 8.33% but less than 16.7% of the Common Stock, the Lead Investor shall have the right to designate one Investor Designee, who shall also be the chair of the Board. The Company has also agreed to use its reasonable best efforts to cause the Investor Designees to be elected to the Board (including recommending that the Company’s stockholders vote in favor of the election of the Investor Designees).

Other than as described herein, there are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Appointment of Chief Investment Officer

Effective November 11, 2025, and in connection with the Employment Agreement discussed above, the Board also appointed Mr. McEvoy as Chief Investment Officer of the Company.

Other than as disclosed herein, there are no arrangements or understandings between Mr. McEvoy and any other person pursuant to which Mr. McEvoy was appointed as Chief Investment Officer. There are no family relationships between Mr. McEvoy and any director or executive officer of the Company, and the Company is not aware of any transactions with Mr. McEvoy that are reportable pursuant to Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation

Effective November 12, 2025, the Company changed its name to Cypherpunk Technologies Inc. pursuant to a Certificate of Amendment to its Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware (the “Name Change”). Pursuant to the Delaware General Corporation Law, a stockholder vote was not necessary to effectuate the Name Change and it does not affect the rights of the Company’s stockholders.

Amendment and Restatement of Bylaws

Effective November 12, 2025, the Company adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), which reflect the Company’s new name and include miscellaneous revisions to remove outdated provisions, as set forth in Exhibit 3.2 hereto.

The foregoing description of the Certificate of Amendment and Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Amended and Restated Bylaws, which are filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 12, 2025, the Company issued a press release announcing the Name Change and unveiled a digital asset treasury strategy to accumulate Zcash’s native coin, ZEC. The Company has to date used $50 million of proceeds from the previously announced Private Placement to purchase 203,775 ZEC at a weighted average cost of $245.37 per token, for an aggregate purchase price of $50 million. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On November 12, 2025, the Company issued an additional press release announcing its financial results for the third quarter ended September 30, 2025 and other supplemental information. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The Company intends to announce material information to the public through a variety of means, including filings with the Securities and Exchange Commission, the investor relations page on our website (http://www.cypherpunk.com or http://www.leaptx.com), press releases, public conference calls, public webcasts, our X account (@cypherpunktech), and our LinkedIn page, in order to achieve broad, non-exclusionary distribution of information to the public, and for compliance with disclosure obligations under Regulation FD. The information disclosed in the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media, and others to follow the channels listed above and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which we will announce information will be posted on the investor relations page on our website.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 of this Current Report on Form 8-K are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

ZEC Purchases

As discussed under Item 7.01, on November 12, 2025, the Company issued a press release announcing the Name Change and unveiled a digital asset treasury strategy to accumulate Zcash’s native coin, ZEC. The Company has to date used $50 million of proceeds from the previously announced Private Placement to purchase 203,775 ZEC at a weighted average cost of $245.37 per token, for an aggregate purchase price of $50 million.

Ticker Symbol Change

In connection with the Name Change, the Company’s common stock, par value $0.001 per share, which trades on the Nasdaq Capital Market, will cease trading under the ticker symbol “LPTX” and commence trading under the ticker symbol “CYPH” (the “Symbol Change”). The Symbol Change is anticipated to become effective as of the market open on November 13, 2025.

New Subsidiary

On November 6, 2025, in connection with internal corporate and organizational matters, the Company formed a new wholly owned subsidiary, which will operate under the name “Leap Therapeutics, Inc.”, and will conduct the Company’s ongoing research and development activities and operations.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of Cypherpunk Technologies Inc. (f/k/a Leap Therapeutics, Inc.).
3.2	Amended and Restated Bylaws of Cypherpunk Technologies Inc.
10.1	Consulting Agreement, dated November 11, 2025, by and between the Company and CoinXit Ltd.
10.2	Restricted Stock Unit Grant Agreement, dated November 11, 2025, by and between the Company and CoinXit Ltd.
10.3	Executive Employment Agreement, dated November 11, 2025, by and between the Company and William McEvoy
10.4	Form of Director Restricted Stock Unit Agreement pursuant to the 2016 Equity Incentive Plan.
10.5	Form of Director Restricted Stock Unit Agreement pursuant to the 2022 Equity Incentive Plan.
10.6	Form of Employee Restricted Stock Unit Agreement pursuant to the 2016 Equity Incentive Plan.
10.7	Form of Employee Restricted Stock Unit Agreement pursuant to the 2022 Equity Incentive Plan.
99.1	Press Release of Cypherpunk Technologies Inc., dated November 12, 2025 (Name Change).
99.2	Press Release of Cypherpunk Technologies Inc., dated November 12, 2025 (Earnings).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPHERPUNK TECHNOLOGIES INC.

Date: November 12, 2025	/s/ Douglas E. Onsi
Douglas E. Onsi
President & CEO

Exhibit 3.1

CERTIFICATE OF AMENDMENT

TO

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

LEAP THERAPEUTICS, INC.

LEAP THERAPEUTICS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Leap Therapeutics, Inc., and the Corporation was originally incorporated under the name Dekkun Corporation.

SECOND: Article FIRST of the Fourth Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), is hereby amended and restated in its entirety to read as follows:

“FIRST: The name of the Corporation is Cypherpunk Technologies Inc.”

THIRD: The foregoing amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: Except to the extent amended in the manner provided above in this Certificate of Amendment, the terms and provisions of the Certificate of Incorporation are hereby ratified and confirmed and remain in full force and effect.

[Signature page follows]

1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer this 12th day of November, 2025.

LEAP THERAPEUTICS, INC.

By:	/s/ Douglas E. Onsi
Name:	Douglas E. Onsi
Title:	President and Chief Executive Officer

2

Exhibit 3.2

AMENDED AND RESTATED

BYLAWS

OF

~~LEAP THERAPEUTICS,~~CYPHERPUNK TECHNOLOGIES INC.

(a Delaware corporation)

(Amended and Restated as of November 12, 2025)

Table of Contents

Page

Article I — CORPORATE OFFICES		1
1.1	REGISTERED OFFICE	1
1.2	OTHER OFFICES	1
Article II — MEETINGS OF STOCKHOLDERS		1
2.1	PLACE OF MEETINGS	1
2.2	ANNUAL MEETING	1
2.3	SPECIAL MEETING	1
2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING	2
2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS	6
2.6	NOTICE OF STOCKHOLDERS’ MEETINGS	9
2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE	10
2.8	QUORUM	10
2.9	ADJOURNED MEETING; NOTICE	10
2.10	CONDUCT OF BUSINESS	11
2.11	VOTING	11
2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	12
2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING	12
2.14	PROXIES	12
2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE	13
2.16	POSTPONEMENT AND CANCELLATION OF MEETING	13
2.17	INSPECTORS OF ELECTION	13
Article III — DIRECTORS		14
3.1	POWERS	14
3.2	NUMBER OF DIRECTORS	14
3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	14
3.4	RESIGNATION AND VACANCIES	14
3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE	15
3.6	REGULAR MEETINGS	15

i

Page

3.7	SPECIAL MEETINGS; NOTICE	15
3.8	QUORUM	16
3.9	BOARD ACTION BY CONSENT WITHOUT A MEETING	16
3.10	FEES AND COMPENSATION OF DIRECTORS	16
3.11	REMOVAL OF DIRECTORS	16
3.12	~~SPECIAL GOVERNANCE PROVISIONS~~[RESERVED]	17
Article IV — COMMITTEES		18
4.1	COMMITTEES OF DIRECTORS	18
4.2	COMMITTEE MINUTES	~~19~~18
4.3	MEETINGS AND ACTION OF COMMITTEES	~~19~~18
Article V — OFFICERS		~~20~~19
5.1	OFFICERS	~~20~~19
5.2	APPOINTMENT OF OFFICERS	~~20~~19
5.3	SUBORDINATE OFFICERS	~~20~~19
5.4	REMOVAL AND RESIGNATION OF OFFICERS	~~20~~19
5.5	VACANCIES IN OFFICES	19
5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS	19
5.7	AUTHORITY AND DUTIES OF OFFICERS	~~21~~20
Article VI — RECORDS AND REPORTS		~~21~~20
6.1	MAINTENANCE OF RECORDS	~~21~~20
Article VII — GENERAL MATTERS		~~21~~20
7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	~~21~~20
7.2	STOCK CERTIFICATES; PARTLY PAID SHARES	~~21~~20
7.3	SPECIAL DESIGNATION ON CERTIFICATES	~~22~~21
7.4	LOST CERTIFICATES	~~22~~21
7.5	CONSTRUCTION; DEFINITIONS	~~22~~21
7.6	DIVIDENDS	21
7.7	FISCAL YEAR	~~23~~22
7.8	SEAL	~~23~~22
7.9	TRANSFER OF STOCK	~~23~~22
7.10	STOCK TRANSFER AGREEMENTS	~~23~~22
7.11	REGISTERED STOCKHOLDERS	~~23~~22
7.12	WAIVER OF NOTICE	~~24~~23

ii

Page

Article VIII — NOTICE BY ELECTRONIC TRANSMISSION		~~24~~23
8.1	NOTICE BY ELECTRONIC TRANSMISSION	~~24~~23
8.2	DEFINITION OF ELECTRONIC TRANSMISSION	~~25~~24
Article IX — INDEMNIFICATION AND ADVANCEMENT		~~25~~24
9.1	ACTIONS, SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION	~~25~~24
9.2	ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION	~~26~~25
9.3	INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY	~~26~~25
9.4	NOTIFICATION AND DEFENSE OF CLAIM	~~27~~26
9.5	ADVANCE OF EXPENSES	~~27~~26
9.6	PROCEDURE FOR INDEMNIFICATION AND ADVANCEMENT OF EXPENSES	~~28~~27
9.7	REMEDIES	~~28~~27
9.8	LIMITATIONS	~~29~~28
9.9	SUBSEQUENT AMENDMENT	~~29~~28
9.10	OTHER RIGHTS	~~29~~28
9.11	PARTIAL INDEMNIFICATION	~~29~~28
9.12	INSURANCE	~~30~~29
9.13	SAVINGS CLAUSE	~~30~~29
9.14	DEFINITIONS	~~30~~29
Article X — AMENDMENTS		~~30~~29

iii

AMENDED AND RESTATED BYLAWS

OF

~~LEAP THERAPEUTICS,~~CYPHERPUNK TECHNOLOGIES INC.

Article I —CORPORATE OFFICES

1.1	REGISTERED OFFICE.

The registered office of ~~Leap Therapeutics,~~Cypherpunk Technologies Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”).

1.2	OTHER OFFICES.

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

Article II —MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2	ANNUAL MEETING.

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted. Written notice of the annual meeting shall be provided in accordance with Section 2.6 of these bylaws.

2.3	SPECIAL MEETING.

Unless otherwise prescribed by law or by the Certificate of Incorporation, a special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, chief executive officer or president (in the absence of a chief executive officer), but such special meetings may not be called by any other person or persons.

No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING.

(a)            At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the Corporation and specified in the notice of meeting given by or at the direction of the Board, (ii) brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.4 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(b)            Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (x) if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date or (y) with respect to the first annual meeting held after the Company’s initial public offering of its shares pursuant to a registration statement on Form S-4, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c)            To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary of the Corporation shall set forth:

(i)             As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, without limitation, if applicable, the name and address that appear on the Corporation’s books and records) and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(ii)            As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including, without limitation, due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including, without limitation, any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (E) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, (F) (x) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (G) any significant equity interests or any Synthetic Equity Interests or Short Interests in any principal competitor of the Corporation held by such Proposing Persons, (H) any direct or indirect interest of such Proposing Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, without limitation, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (J) any material transaction occurring during the prior twelve months between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (K) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including, without limitation, their names) and (L) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (L) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(iii)          As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including, without limitation, the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including, without limitation, their names) in connection with the proposal of such business by such stockholder, (D) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (E) a representation whether the Proposing Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise to solicit proxies or votes from stockholders in support of such proposal and (F) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (c) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(d)            For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these bylaws) of such stockholder or beneficial owner and (iv) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).

(e)            A person shall be deemed to be “Acting in Concert” with another person for purposes of these bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, the Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

(f)            A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for determining stockholders entitled to notice of the annual meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(g)           Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Section 2.4. The presiding officer of an annual meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(h)           The foregoing notice requirements of this Section 2.4 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(i)            For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(j)            Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the annual meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the annual meeting.

2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS.

(a)            Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including, without limitation, by any committee or persons appointed by the Board, or (ii) by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such nomination. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board to be considered by the stockholders at an annual meeting or special meeting.

(b)            Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (i) provide Timely Notice (as defined in Section 2.4(b) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(i) of these bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(c)            To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary of the Corporation shall set forth:

(i)            As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i);

(ii)           As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure in clause (L) of Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting);

(iii)          As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including, without limitation, such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Section 2.4(e) of these bylaws), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), (D) a representation that the Nominating Person is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (E) a representation whether the Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (2) otherwise to solicit proxies or votes from stockholders in support of such nomination and (F) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(g); and

(iv)           The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the listing standards of the principal U.S. exchange upon which the Corporation’s capital stock is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation’s directors (the “Applicable Independence Standards”) or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. If the Board determines that the proposed nominee is not independent under the Applicable Independence Standards, the Shareholder Nominee will not be eligible for inclusion in the Corporation’s proxy materials.

(d)           For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

(e)           A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for determining stockholders entitled to notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(f)            Notwithstanding anything in these bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 2.5. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

(g)           To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.5) to the secretary of the Corporation at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(h)           In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(i)            Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the proposed nomination, such proposed nomination shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.5, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

2.6	NOTICE OF STOCKHOLDERS’ MEETINGS.

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall specify the place, if any, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Whenever written notice is required by law, the Certificate of Incorporation or these bylaws, to be given to any director on the Board, member of a committee of the Board stockholder, such notice shall be deemed given:

(a)            if mailed, when deposited in the United States mail, postage prepaid, directed to the director or stockholder at such person’s address as it appears on the Corporation’s records; or

(b)            if electronically transmitted, as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8	QUORUM.

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting or (b) a majority in voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9	ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for determining the stockholders entitled to vote is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting as of the record date for determining the stockholders entitled to notice of the adjourned meeting.

2.10	CONDUCT OF BUSINESS.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11	VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon.

2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.14	PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the date of the meeting), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to the identity of the stockholders entitled to vote in person or by proxy and the number of shares held by each of them, and as to the stockholders entitled to examine the list of stockholders.

2.16	POSTPONEMENT AND CANCELLATION OF MEETING.

Any previously scheduled annual or special meeting of the stockholders may be postponed, and any previously scheduled annual or special meeting of the stockholders may be canceled, by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting.

2.17	INSPECTORS OF ELECTION.

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment or postponement and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Such inspectors shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

Article III —DIRECTORS

3.1	POWERS.

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2	NUMBER OF DIRECTORS.

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4 of these bylaws, each director, including, without limitation, a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The Corporation may also have, at the discretion of the Board, a chairperson of the Board and a vice chairperson of the Board. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the Corporation shall be divided into three (3) classes.

3.4	RESIGNATION AND VACANCIES.

Any director of the Corporation may resign at any time, by giving written notice to the chairperson of the Board of Directors, the Corporation’s chief executive officer, president or secretary. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6	REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board; provided that any director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Board may be held without notice immediately after and at the same place as the annual meeting of stockholders.

3.7	SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(a)            delivered personally by hand, by courier or by telephone;

(b)            sent by United States first-class mail, postage prepaid;

(c)            sent by facsimile; or

(d)            sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (a) delivered personally by hand, by courier or by telephone, (b) sent by facsimile or (c) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting or such shorter period of time as sufficient for the convenient assembly of the directors so notified. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8	QUORUM.

The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors established by the Board pursuant to Section 3.2 of these bylaws shall constitute a quorum of the Board for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9	BOARD ACTION BY CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10	FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11	REMOVAL OF DIRECTORS.

Subject to the rights of the holders of the shares of any series of Preferred Stock, the Board or any individual director may be removed from office only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

3.12	~~SPECIAL GOVERNANCE PROVISIONS~~[RESERVED].

~~For purposes of this Section 3.12, the following terms shall have the following meanings:~~

~~(a) “Macrocure Designated Director” means each of the M-CO Designees, as such term is defined in the Merger Agreement;~~

~~(b) “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of August 29, 2016, among the Corporation, M-CO Merger Sub Ltd., a company formed under the laws of the State of Israel and registered under No. 515506855 with the Israeli Registrar of Companies, and Macrocure Ltd., a company formed under the laws of the State of Israel and registered under No. 514083765 with the Israeli Registrar of Companies, as such Agreement and Plan of Merger may be amended or modified from time to time;~~

~~(c) “Special Governance Term” means a period of two years commencing on the effective date of the Transaction and terminating on the earlier to occur of (1) the second (2nd) anniversary of such effective date and (2) the date on which there is no Macrocure Designated Director serving as a member of the Board; and~~

~~(d) “Transaction” means the merger effected pursuant to the Merger Agreement.~~

~~During the Special Governance Term, (i) the Board shall designate and maintain a committee of the Board referred to as the “Pricing Committee;” and (ii) the members of the Pricing Committee shall include at least one of the then serving Macrocure Designated Directors, and at least one other member of the Board that is not a partner, member, stockholder or employee of any entity or person that (1) was a stockholder of the Corporation immediately prior to the consummation of the Transaction or an affiliate of such a stockholder and (2) is participating in a Related Party Financing (as defined below) as an investor (each such person being referred to as a “Related Party Director”).~~

~~During the Special Governance Term, the Corporation shall not engage in any equity financing transaction with an entity or person that was a stockholder of the Corporation immediately prior to the consummation of the Transaction, or is an affiliate of any such entity or person, (a “Related Party Financing”) unless such Related Party Financing has received the prior approval of the Pricing Committee, by a vote that includes the affirmative vote of a majority of the members of the Pricing Committee who are not Related Party Directors. With respect to any Related Party Financing, the Corporation shall provide all members of the Pricing Committee at least five (5) business days’ notice in advance of any meeting at which the Pricing Committee will be asked to consider and approve such Related Party Financing.~~

~~This Section 3.12 shall automatically terminate and be of no further force and effect from and after the conclusion of the Special Governance Term.~~

Article IV —COMMITTEES

4.1	COMMITTEES OF DIRECTORS.

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.

4.2	COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3	MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)            Section 3.5 of these bylaws (place of meetings and meetings by telephone);

(b)            Section 3.6 of these bylaws (regular meetings);

(c)            Section 3.7 of these bylaws (special meetings and notice);

(d)            Section 3.8 of these bylaws (quorum);

(e)            Section 7.12 of these bylaws (waiver of notice); and

(f)             Section 3.9 of these bylaws (action without a meeting),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i)              the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)             special meetings of committees may also be called by resolution of the Board; and

(iii)            notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Article V —OFFICERS

5.1	OFFICERS.

The officers of the Corporation shall be a president, treasurer and a secretary. The Corporation may also have, at the discretion of the Board, a chief executive officer, a chief financial officer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2	APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3	SUBORDINATE OFFICERS.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4	REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5	VACANCIES IN OFFICES.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.3 of these bylaws.

5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all securities of any other entity or entities standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7	AUTHORITY AND DUTIES OF OFFICERS.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

Article VI —RECORDS AND REPORTS

6.1	MAINTENANCE OF RECORDS.

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

Article VII —GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2	STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the certificate of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3	SPECIAL DESIGNATION ON CERTIFICATES.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4	LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5	CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.6	DIVIDENDS.

The Board, subject to any restrictions contained in either (a) the DGCL or (b) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7	FISCAL YEAR.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8	SEAL.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9	TRANSFER OF STOCK.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10	STOCK TRANSFER AGREEMENTS.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11	REGISTERED STOCKHOLDERS.

The Corporation:

(a)            shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(b)            shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(c)            shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12	WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

Article VIII —NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(a)            the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(b)            such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(a)            if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b)            if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(c)            if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

(d)            if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2	DEFINITION OF ELECTRONIC TRANSMISSION.

For the purposes of these bylaws, an “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Article IX —INDEMNIFICATION AND ADVANCEMENT

9.1	ACTIONS, SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION.

The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

For purposes of any determination under Sections 9.1 and 9.2 of this Article IX, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this paragraph shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1 or Section 9.2 of this Article IX, as the case may be.

9.2	ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION.

The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 9.2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including, without limitation, attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

9.3	INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY.

Notwithstanding any other provisions of this Article IX, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 9.1 and 9.2 of these bylaws, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including, without limitation, a disposition without prejudice), without (a) the disposition being adverse to Indemnitee, (b) an adjudication that Indemnitee was liable to the Corporation, (c) a plea of guilty or nolo contendere by Indemnitee, (d) an adjudication that Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and (e) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

9.4	NOTIFICATION AND DEFENSE OF CLAIM.

As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 9.4. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (a) the employment of counsel by Indemnitee has been authorized by the Corporation, (b) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (c) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article IX. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (b) above. The Corporation shall not be required to indemnify Indemnitee under this Article IX for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

9.5	ADVANCE OF EXPENSES.

Subject to the provisions of Sections 9.4 and 9.6 of these bylaws, in the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article IX, any expenses (including, without limitation, attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article IX; and provided further that no such advancement of expenses shall be made under this Article IX if it is determined (in the manner described in Section 9.6 of these bylaws) that (a) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (b) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

9.6	PROCEDURE FOR INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

In order to obtain indemnification or advancement of expenses pursuant to Section 9.1, 9.2, 9.3 or 9.5 of these bylaws, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (a) the Corporation has assumed the defense pursuant to Section 9.4 of these bylaws (and none of the circumstances described in Section 9.4 of these bylaws that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (b) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 9.1, 9.2 or 9.5 of these bylaws, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 9.1 or 9.2 of these bylaws only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 9.1 or 9.2 of these bylaws, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion or (d) by the stockholders of the Corporation.

9.7	REMEDIES.

The right to indemnification or advancement of expenses as granted by this Article IX shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 9.6 of these bylaws that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. In any suit brought by Indemnitee to enforce a right to indemnification or advancement, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall have the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX. Indemnitee’s expenses (including, without limitation, attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification or advancement, in whole or in part, in any such proceeding shall also be indemnified by the Corporation to the fullest extent permitted by law. Notwithstanding the foregoing, in any suit brought by Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL.

9.8	LIMITATIONS.

Notwithstanding anything to the contrary in this Article IX, except as set forth in Section 9.7 of these bylaws, the Corporation shall not indemnify an Indemnitee pursuant to this Article IX in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board. Notwithstanding anything to the contrary in this Article IX, the Corporation shall not indemnify (or advance expenses to) an Indemnitee to the extent such Indemnitee is reimbursed (or advanced expenses) from the proceeds of insurance, and in the event the Corporation makes any indemnification (or advancement) payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification (or advancement) payments to the Corporation to the extent of such insurance reimbursement.

9.9	SUBSEQUENT AMENDMENT.

No amendment, termination or repeal of this Article IX or of the relevant provisions of the DGCL or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

9.10	OTHER RIGHTS.

The indemnification and advancement of expenses provided by this Article IX shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article IX shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification and advancement rights and procedures different from those set forth in this Article IX. In addition, the Corporation may, to the extent authorized from time to time by the Board, grant indemnification and advancement rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article IX.

9.11	PARTIAL INDEMNIFICATION.

If an Indemnitee is entitled under any provision of this Article IX to indemnification by the Corporation for some or a portion of the expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement to which Indemnitee is entitled.

9.12	INSURANCE.

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

9.13	SAVINGS CLAUSE.

If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the fullest extent permitted by applicable law.

9.14	DEFINITIONS.

Terms used in this Article IX and defined in Section 145(h) and Section 145(i) of the DGCL shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

Article X —AMENDMENTS.

Subject to the limitations set forth in Section 9.9 of these bylaws or the provisions of the certificate of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation~~; provided, however, that during the Special Governance Term, any amendment or repeal of Section 3.12 of these bylaws shall require the approval of the Board (including the affirmative vote of at least one Macrocure Designated Director, provided that there is at least one Macrocure Director serving as a member of the Board at the time of such approval)~~. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, ~~(i)~~ in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon~~; and (ii) during the Special Governance Term, the stockholders of the Corporation shall not have the right, or power, to amend or repeal all or any portion of Section 3.12 of these bylaws other than by an affirmative vote of holders of 75% of the outstanding shares of Common Stock (it being understood and agreed that any amendment or repeal of all or any portion of Section 3.12 of these bylaws during the Special Governance Term without such a vote shall be permitted only with the approval of the Board (including the affirmative vote of at least one Macrocure Designated Director, provided that there is at least one Macrocure Designated Director serving as a member of the Board at the time of such approval.~~.

Exhibit 10.1

LEAP THERAPEUTICS, INC.

CONSULTING AGREEMENT

Effective Date: November 11, 2025

This Consulting Agreement (the “Agreement”) is made as of the Effective Date set forth above by and between Leap Therapeutics, Inc. (“Client”) and the consultant named on the signature page hereto (“Consultant”).

1.              Engagement of Services. Client may issue Project Assignments to Consultant in the form attached to this Agreement as Exhibit A (each, a “Project Assignment”). Subject to the terms of this Agreement, Consultant will render the services set forth in Project Assignment(s) accepted by Consultant (the “Services”) by the completion dates set forth therein. Except as otherwise provided in the applicable Project Assignment, Consultant will be free of control and direction from the Client (other than general oversight and control over the results of the Services), and will have exclusive control over the manner and means of performing the Services, including the choice of place and time. Consultant will provide, at Consultant’s own expense, a place of work and all equipment, tools and other materials necessary to complete the Services; however, to the extent necessary to facilitate performance of the Services, Client may, in its discretion, make certain of its equipment or facilities available to Consultant at Consultant’s request. While on the Client’s premises, Consultant agrees to comply with Client’s then-current access rules and procedures, including those related to safety, security and confidentiality. Consultant agrees and acknowledges that Consultant has no expectation of privacy with respect to Client’s telecommunications, networking or information processing systems (including stored computer files, email messages and voice messages) and that Consultant’s activities, including the sending or receiving of any files or messages, on or using those systems may be monitored, and the contents of such files and messages may be reviewed and disclosed, at any time, without notice.

2.              Compensation.

2.1              Consulting Fees. Client will pay Consultant the fee set forth in each Project Assignment for Services rendered pursuant to this Agreement as Consultant’s sole compensation for such Services (in addition to the equity compensation provided by Client to Consultant pursuant to Section 2.2 and Section 2.3 below). If a Project Assignment for Services does not provide for the payment by Client to Consultant of any fee for the Services to be rendered by Consultant to Client pursuant to such Project Assignment for Services, then Consultant’s sole compensation for rendering such Services shall be the equity compensation provided by Client to Consultant pursuant to Section 2.2 and Section 2.3 below. Consultant will be reimbursed only for expenses that are expressly provided for in a Project Assignment or that have been approved in advance in writing by Client, provided Consultant has furnished such documentation for authorized expenses as Client may reasonably request. Payment of Consultant’s fees and expenses will be in accordance with the applicable Project Assignment. Upon termination of this Agreement for any reason, Consultant will be paid fees on the basis stated in the Project Assignment(s) for work that has been completed. Unless otherwise provided in a Project Assignment, payment to Consultant of undisputed fees will be due 30 days following Client’s receipt of an invoice that contains accurate records of the work performed that are sufficient to substantiate the invoiced fees.

1.

2.2              First RSU Grant.     Subject to approval by the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board, Consultant shall be granted, as additional consideration and compensation for Consultant’s performance of the Services, an award of 2,411,700 restricted stock units (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification or other similar events with respect to the Company’s common stock, $0.001 par value per share (“Common Stock”), that is effected at any time after the date of this Agreement and prior to such grant, the “First RSUs”) under or pursuant to an equity incentive plan of the Company, each of which First RSUs shall entitle Consultant, upon settlement thereof in accordance with its terms, to one share of Common Stock. The First RSUs shall vest according to the following schedule: 12/36th of the First RSUs will vest on October 8, 2026, and 1/36th of the First RSUs will vest each month thereafter on the 8th day of the applicable month, subject to Consultant’s continuous and ongoing service provider relationship with the Company through each such vesting date. The date on which the First RSUs shall be granted to Consultant (the “First Grant Date”) shall be the date on which the Board or the Compensation Committee of the Board adopts a resolution granting the First RSUs to Consultant. The grant of the First RSUs to Consultant shall be evidenced by a restricted stock unit grant agreement to be entered into by the Company and Consultant on or as soon as practicable after the First Grant Date, which restricted stock unit grant agreement shall have terms and conditions that are consistent with the provisions of this Section 2.2. Settlement of any First RSUs that vest in accordance with the terms set forth above in this Section 2.2 shall be upon such terms and conditions as shall be set forth in such restricted stock unit grant agreement, including terms providing that First RSUs that so vest shall not be settled on or promptly after their respective applicable vesting dates but instead shall be settled on the earliest to occur after their respective applicable vesting dates of (i) the Company’s first payroll date on or after the date on which Consultant ceases to be a service provider to the Company, (ii) the Company’s first payroll date on or after June 8 of the applicable calendar year, or (iii) the Company’s first payroll date on or after December 8 of the applicable calendar year, unless the terms of such restricted stock unit grant agreement expressly provide for a further delay, deferral or postponement of the settlement of any vested First RSUs in accordance with such terms. The First RSUs shall be governed in all aspects by the equity plan of the Company under or pursuant to which the First RSUs are granted to Consultant and by the restricted stock unit grant agreement entered by the Company and Consultant with respect to the First RSUs.

2.3              Second RSU Grant.    Subject to (i) the adoption of resolutions by the Company’s stockholders to amend the Company’s certificate of incorporation to effect a reverse stock split of the Common Stock and/or to increase the number of authorized shares of Common Stock to at least 490,000,000 shares of Common Stock, (ii) the adoption of resolutions by the Company’s stockholders to adopt a new equity plan with a sufficient number of shares of Common Stock in the pool, (iii) the Company having registered the securities that can be granted pursuant to such plan with the Securities and Exchange Commission on a Registration Statement on Form S-8, and (iv) approval by the Board or the Compensation Committee of the Board, Consultant shall be granted, as additional consideration and compensation for Consultant’s performance of the Services, an award of 3,036,457 restricted stock units (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification or other similar events with respect to the Common Stock that is effected at any time after the date of this Agreement and prior to such grant, the “Second RSUs”) under or pursuant to an equity incentive plan of the Company, each of which Second RSUs shall entitle Consultant, upon settlement thereof in accordance with its terms, to one share of Common Stock. The Second RSUs shall vest according to the following schedule: 12/36th of the Second RSUs will vest on October 8, 2026, and 1/36th of the Second RSUs will vest each month thereafter on the 8th day of the applicable month, subject to Consultant’s continuous and ongoing service provider relationship with the Company through each such vesting date. The date on which the Second RSUs shall be granted to Consultant (the “Second Grant Date”) shall be the date on which the Board or the Compensation Committee of the Board adopts a resolution granting the Second RSUs to Consultant. The grant of the Second RSUs to Consultant shall be evidenced by a restricted stock unit grant agreement to be entered into by the Company and Consultant on or as soon as practicable after the Second Grant Date, which restricted stock unit grant agreement shall have terms and conditions that are consistent with the provisions of this Section 2.3. Settlement of any Second RSUs that vest in accordance with the terms set forth above in this Section 2.3 shall be upon such terms and conditions as shall be set forth in such restricted stock unit grant agreement, including terms providing that Second RSUs that so vest shall not be settled on or promptly after their respective applicable vesting dates but instead shall be settled on the earliest to occur after their respective applicable vesting dates of (i) the Company’s first payroll date on or after the date on which Consultant ceases to be a service provider to the Company, (ii) the Company’s first payroll date on or after June 8 of the applicable calendar year, or (iii) the Company’s first payroll date on or after December 8 of the applicable calendar year, unless the terms of such restricted stock unit grant agreement expressly provide for a further delay, deferral or postponement of the settlement of any vested Second RSUs in accordance with such terms. The Second RSUs shall be governed in all aspects by the equity plan of the Company under or pursuant to which the Second RSUs are granted to Consultant and by the restricted stock unit grant agreement entered by the Company and Consultant with respect to the Second RSUs.

2.

3.              Ownership of Work Product. Consultant hereby irrevocably assigns to Client all right, title and interest worldwide in and to any deliverables specified in a Project Assignment and to any ideas, concepts, processes, discoveries, inventions, developments, formulae, information, materials, improvements, designs, artwork, content, software programs, other works of authorship, and any other work product created, conceived or developed by Consultant (whether alone or jointly with others) for Client during or before the term of this Agreement, including all copyrights, patents, trademarks, trade secrets, and other intellectual property rights therein (including all rights to priority and rights to file patent applications and/or registered designs) (collectively, the “Work Product”). Consultant retains no rights to use the Work Product and agrees not to challenge the validity of Client’s ownership of, or intellectual property rights in, the Work Product. Consultant agrees to execute, at Client’s request and expense, all documents and other instruments necessary or desirable to confirm such assignment, including without limitation, any copyright assignment or patent assignment provided by the Client. Consultant hereby irrevocably appoints Client as Consultant’s attorney-in-fact for the purpose of executing such documents on Consultant’s behalf, which appointment is coupled with an interest. At Client’s request, Consultant will promptly record any such patent assignment with the United States Patent and Trademark Office. Client will reimburse Consultant for any reasonable out-of-pocket expenses actually incurred by Consultant in fulfilling its obligations under this section. Consultant will deliver each item of Work Product specified in each Project Assignment and disclose promptly in writing to Client all other Work Product.

4.              Other Rights. If Consultant has any rights, including without limitation “artist’s rights” or “moral rights,” in the Work Product that cannot be assigned, Consultant hereby unconditionally and irrevocably grants to Client an exclusive (even as to Consultant), worldwide, fully paid and royalty-free, irrevocable, perpetual license, with rights to sublicense through multiple tiers of sublicensees, to use, reproduce, distribute, create derivative works of, publicly perform and publicly display the Work Product in any medium or format, whether now known or later developed. In the event that Consultant has any rights in the Work Product that cannot be assigned or licensed, Consultant unconditionally and irrevocably waives the enforcement of such rights, and all claims and causes of action of any kind against Client or Client’s customers and channel partners.

5.              License to Preexisting IP. Consultant agrees not to use or incorporate into Work Product any intellectual property developed by any third party or by Consultant other than in the course of performing services for Client (“Preexisting IP”) unless the Preexisting IP has been specifically identified and described in the applicable Project Assignment. In the event Consultant uses or incorporates Preexisting IP into Work Product, Consultant hereby grants to Client a non-exclusive, worldwide, fully-paid and royalty-free, irrevocable, perpetual license, with the right to sublicense through multiple tiers of sublicensees, to use, reproduce, distribute, digitally transmit, create derivative works of, publicly perform and publicly display in any medium or format, whether now known or later developed, such Preexisting IP incorporated or used in Work Product.

3.

6.              Representations and Warranties. Consultant represents and warrants that: (a) the Services will be performed in a professional manner and in accordance with the industry standards and the Work Product will comply with the requirements and specifications set forth in the applicable Project Assignment, (b) the Work Product will be an original work of Consultant, (c) Consultant has the right and unrestricted ability to assign the ownership of Work Product to Client as set forth in Section 3 (including without limitation the right to assign the ownership of any Work Product created by Consultant’s employees or contractors), (d) neither the Work Product nor any element thereof will infringe upon or misappropriate any copyright, patent, trademark, trade secret, right of publicity or privacy, or any other proprietary right of any person, whether contractual, statutory or common law, (e) Consultant has an unqualified right to grant to Client the license to Preexisting IP set forth in Section 5, (f) none of the Work Product incorporates any software code licensed under the GNU General Public License, Lesser General Public License, Affero General Public License, “copyleft” license or any other license that, by its terms, requires or conditions the use or distribution of such code on the disclosure, licensing, or distribution of any source code owned or licensed by Client, except as expressly agreed by the Client in writing, and (g) Consultant will comply with all applicable federal, state, local and foreign laws governing self-employed individuals, including laws requiring the payment of taxes, such as income and employment taxes, and social security, disability, and other contributions. Consultant further represents and warrants that Consultant is self-employed in an independently established trade, occupation, or business; maintains and operates a business that is separate and independent from Client’s business; holds themself out to the public as independently competent and available to provide applicable services similar to the Services; has obtained and/or expects to obtain clients or customers other than Client for whom Consultant performs services; and will perform work for Client that Consultant understands is outside the usual course of Client’s business. Consultant agrees to indemnify and hold Client harmless from any and all damages, costs, claims, expenses or other liability (including reasonable attorneys’ fees) arising from or relating to the breach or alleged breach by Consultant of this Agreement, including any of the representations and warranties set forth in this Section 6.

7.              Independent Contractor Relationship. Consultant’s relationship with Client is that of an independent contractor, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship between Client and any of Consultant’s employees or agents. Consultant is not authorized to make any representation, contract or commitment on behalf of Client. Consultant (if Consultant is an individual) and Consultant’s employees will not be entitled to any of the benefits that Client may make available to its employees, including, but not limited to, group health or life insurance, profit-sharing or retirement benefits. Because Consultant is an independent contractor, Client will not withhold or make payments for social security, make unemployment insurance or disability insurance contributions, or obtain workers’ compensation insurance on behalf of Consultant. Consultant is solely responsible for, and will file, on a timely basis, all tax returns and payments required to be filed with, or made to, any federal, state or local tax authority with respect to the performance of Services and receipt of fees under this Agreement. Consultant is solely responsible for, and must maintain adequate records of, expenses incurred in the course of performing Services under this Agreement. No part of Consultant’s compensation will be subject to withholding by Client for the payment of any social security, federal, state or any other employee payroll taxes. Client will regularly report amounts paid to Consultant by filing Form 1099-NEC with the Internal Revenue Service as required by law. If, notwithstanding the foregoing, Consultant is reclassified as an employee of Client, or any affiliate of Client, by the U.S. Internal Revenue Service, the U.S. Department of Labor, or any other federal or state or foreign agency as the result of any administrative or judicial proceeding, Consultant agrees that Consultant will not, as the result of such reclassification, be entitled to or eligible for, on either a prospective or retrospective basis, any employee benefits under any plans or programs established or maintained by Client.

4.

8.              Confidential Information. During the term of this Agreement and thereafter Consultant (i) will not use or permit the use of Client’s Confidential Information in any manner or for any purpose not expressly set forth in this Agreement, (ii) will hold such Confidential Information in confidence and protect it from unauthorized use and disclosure, and (iii) will not disclose such Confidential Information to any third parties except as set forth in this section and in Section 9 below. Consultant will protect Client’s Confidential Information from accidental loss and unauthorized use, access or disclosure in the same manner as Consultant protects its own confidential information of a similar nature, but in no event will it exercise less than reasonable care. Notwithstanding the foregoing or anything to the contrary in this Agreement or any other agreement between Client and Consultant, nothing in this Agreement shall limit Consultant’s right to report possible violations of law or regulation with any federal, state, or local government agency. “Confidential Information” as used in this Agreement means all information disclosed by Client to Consultant, whether during or before the term of this Agreement, that is not generally known in the Client’s trade or industry and will include, without limitation: (a) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of Client or its subsidiaries or affiliates; (b) trade secrets, drawings, inventions, know-how, software programs, and software source documents; (c) information regarding plans for research, development, new service offerings or products, marketing and selling, business plans, business forecasts, budgets and unpublished financial statements, licenses and distribution arrangements, prices and costs, suppliers and customers; (d) existence of any business discussions, negotiations or agreements between the parties; and (e) any information regarding the skills and compensation of employees, contractors or other agents of Client or its subsidiaries or affiliates. Confidential Information also includes proprietary or confidential information of any third party who may disclose such information to Client or Consultant in the course of Client’s business. Confidential Information does not include information that (x) is or becomes a part of the public domain through no act or omission of Consultant, (y) is disclosed to Consultant by a third party without restrictions on disclosure, or (z) was in Consultant’s lawful possession without obligation of confidentiality prior to the disclosure and was not obtained by Consultant either directly or indirectly from Client. In addition, this section will not be construed to prohibit disclosure of Confidential Information to the extent that such disclosure is required by law or valid order of a court or other governmental authority; provided, however, that Consultant will first have given notice to Client and will have made a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued. All Confidential Information furnished to Consultant by Client is the sole and exclusive property of Client or its suppliers or customers. Upon request by Client, Consultant agrees to promptly deliver to Client the original and any copies of the Confidential Information. Notwithstanding the foregoing nondisclosure obligations, pursuant to 18 U.S.C. Section 1833(b), Consultant will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

8.1              Personal Information. With respect to any information that Consultant collects, receives, stores, processes, generates, uses, transfers, discloses, makes accessible, protects, secures, disposes of, and transmits (collectively, processes) in connection with the Services that relates to an identified or identifiable natural person or which otherwise constitutes personal data, personal information, personally identifiable information or similar information under applicable privacy or data security laws (collectively, “Personal Information”), Consultant shall not (i) sell or share Personal Information, (ii) retain, use or disclose Personal Information for any purpose other than the business purpose specified in this Agreement, (iii) retain, use, or disclose the Personal Information outside of the direct business relationship between Consultant and Client, or (iv) combine the Personal Information Consultant receives from, or on behalf of, Client with Personal Information that it receives from, or on behalf of, another person or persons, or collects from its own interaction with consumers. For the avoidance of doubt, the foregoing prohibits Consultant from “selling” Personal Information, as defined in the California Consumer Privacy Act of 2018 (as amended, the “CCPA”), and from retaining, using, or disclosing Personal Information outside of the direct business relationship between Consultant and Client or for a “commercial purpose” (as defined in the CCPA). Client retains the right to take reasonable and appropriate steps to ensure that Consultant uses the Personal Information transferred in a manner consistent with Client’s obligations under the CCPA. Client retains the right to, upon notice, take reasonable and appropriate steps to stop and remediate unauthorized use of Personal Information. Consultant hereby certifies that it understands the obligations under this Section 8.1 and will comply with them, and agrees to notify Client if Consultant is no longer able to meet the obligations under this Section 8.1.

5.

(a)            Consultant shall comply with applicable obligations under the CCPA, as amended, and provide the same level of privacy protection as required for Client.

(b)            Consultant shall use reasonable security measures appropriate to the nature of any Personal Information in its possession or control to protect the Personal Information from unauthorized access, destruction, use, modification, or disclosure.

(c)            The parties acknowledge and agree that Consultant’s access to Personal Information is not part of the consideration exchanged by the parties in respect of the Agreement.

(d)            If any individual contacts Consultant to make a request pertaining to their Personal Information, Consultant shall promptly forward the request to Client and shall not respond to the individual except as instructed by Client. Consultant shall promptly take such actions and provide such information as Client may request to help Client fulfill requests of individuals to exercise their rights under the applicable privacy or data security laws, including, without limitation, requests to access, delete, opt-out of the sale of, or receive information about the processing of, Personal Information pertaining to them. Consultant agrees to cooperate with Client to further amend the Agreement as may be necessary to address compliance with applicable privacy or data security laws.

9.              Consultant’s Employees, Consultants and Agents. Consultant shall have the right to disclose Confidential Information only to those of its employees, consultants, and agents who have a need to know such information for the purpose of performing Services and who have entered into a binding written agreement that is expressly for the benefit of Client and protects Client’s rights and interests in and to the Confidential Information to at least the same degree as this Agreement. Client reserves the right to refuse or limit Consultant’s use of any employee, consultant or agent or to require Consultant to remove any employee, consultant or agent already engaged in the performance of the Services. Client’s exercise of such right will in no way limit Consultant’s obligations under this Agreement.

10.            Term and Termination.

10.1            Term. The initial term of this Agreement is for three (3) years from the Effective Date set forth above, unless earlier terminated as provided in this Agreement. Thereafter, this Agreement will automatically renew on its anniversary date, for one (1) year terms, unless Client provides 15 days’ written notice prior to any such anniversary date that the Agreement will not renew.

10.2            Termination Without Cause. Client may terminate this Agreement with or without cause, at any time upon 5 days’ prior written notice to Consultant. Consultant may terminate this Agreement without cause, at any time when no Project Assignment is in effect upon 15 days’ prior written notice to Client.

10.3            Termination for Cause. Either party may terminate this Agreement immediately in the event the other party has materially breached the Agreement and failed to cure such breach within 3 days after notice by the non-breaching party is given.

10.4            Survival. The rights and obligations contained in Sections 3 (“Ownership of Work Product”), 4 (“Other Rights”), 5 (“License to Preexisting IP”), 6 (“Representations and Warranties”), 8 (“Confidential Information”) and 12 (“Non-solicitation”) will survive any termination or expiration of this Agreement.

6.

11.            No Conflicts.  Consultant will refrain from any activity, and will not enter into any agreement or make any commitment, that is inconsistent or incompatible with Consultant’s obligations under this Agreement, including Consultant’s ability to perform the Services.  Consultant represents and warrants that Consultant is not subject to any contract or duty that would be breached by Consultant’s entering into or performing Consultant’s obligations under this Agreement or that is otherwise inconsistent with this Agreement.

12.            Non-solicitation. Consultant agrees that during the Term of this Agreement, and for one year thereafter, Consultant will not either directly or indirectly, solicit or attempt to solicit any employee, independent contractor, or consultant of Client to terminate their relationship with Client in order to become an employee, consultant, or independent contractor to or for any other person or entity.

13.            Successors and Assigns. Consultant may not subcontract or otherwise delegate or assign this Agreement or any of its obligations under this Agreement without Client’s prior written consent. Any attempted assignment in violation of the foregoing will be null and void. Subject to the foregoing, this Agreement will be for the benefit of Client’s successors and assigns, and will be binding on Consultant’s assignees.

14.            Notices. Any notice required or permitted by this Agreement will be in writing and will be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by email (provided, however, if the sender receives an automatically generated notification that such email was not delivered, such attempted email notice shall be ineffective and deemed to not have been given); or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice will be sent to the addresses set forth below or such other address as either party may specify in writing.

15.            Governing Law. This Agreement will be governed in all respects by the laws of the United States of America and by the laws of the Commonwealth of Massachusetts, without giving effect to any conflicts of laws principles that require the application of the law of a different jurisdiction.

16.            Severability. Should any provisions of this Agreement be held by a court of law to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement will not be affected or impaired thereby.

17.            Waiver. The waiver by Client of a breach of any provision of this Agreement by Consultant will not operate or be construed as a waiver of any other or subsequent breach by Consultant.

18.            Injunctive Relief for Breach. Consultant’s obligations under this Agreement are of a unique character that gives them particular value; breach of any of such obligations will result in irreparable and continuing damage to Client for which there will be no adequate remedy at law; and, in the event of such breach, Client will be entitled to injunctive relief and/or a decree for specific performance, and such other and further relief as may be proper (including monetary damages if appropriate).

19.            Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or contemporaneous oral or written agreements concerning such subject matter. The terms of this Agreement will govern all services undertaken by Consultant for Client; provided, however, that in the event of any conflict between the terms of this Agreement and any Project Assignment, the terms of the applicable Project Assignment will control, provided that the Project Assignment specifically calls out the applicable Section number of this Agreement to be superseded and has been signed by an authorized officer of Client. This Agreement may only be changed or amended by mutual agreement of authorized representatives of the parties in writing. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of page intentionally left blank]

7.

The parties have executed this Agreement as of the Effective Date.

CLIENT:

Leap Therapeutics, Inc.

By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	President & CEO

Email:	donsi@leaptx.com

Address:	47 Thorndike Street Suite B1-1
Cambridge, MA 02141

Phone Number:	(617) 714-0360

CONSULTANT:

CoinXit Ltd

By:	/s/ Khing Oei
	Name:	Khing Oei
	Title:	Director

Email:	[omitted]

Address:		[omitted]

Phone Number:		[omitted]

For copyright registration purposes only, Consultant must provide the following information:

Nationality or domicile:

[Signature Page to Consulting Agreement]

EXHIBIT A

Project Assignment #1_ Under Consulting Agreement

Dated: November 11, 2025

Project:

Consultant will render the consulting and advisory services to Client as Client may from time to time request.

Reimbursement of Expenses:

Consultant will be reimbursed for third party expenses (at cost) incurred by Consultant if approved in writing in advance by Client.

Consultant will invoice Client monthly for reimbursable third party expenses and will provide such reasonable receipts or other documentation of expenses as Client might request.

Payment terms: Client will be invoiced on the first day of each month for reimbursable third party expenses incurred by Consultant during the previous month.

The parties have executed this Project Assignment as of the date first written above.

CLIENT:

Leap Therapeutics, Inc.

By:	/s/ Doulas E. Onsi
	Name:	Douglas E. Onsi
	Title:	President & CEO

CONSULTANT:

CoinXit Ltd

By:	/s/ Khing Oei
	Name:	Khing Oei
	Title:	Director

Exhibit 10.2

LEAP THERAPEUTICS, INC.

RESTRICTED STOCK UNIT GRANT AGREEMENT

This RESTRICTED STOCK UNIT GRANT AGREEMENT (the “Agreement”), dated as of November 11, 2025 (the “Date of Grant”), is delivered by Leap Therapeutics, Inc. (the “Company”) to CoinXit Ltd (the “Participant”).

RECITALS

Pursuant to the terms of the Consulting Agreement, dated November 11, 2025, between the Company and the Participant (as it may be amended from time to time, the “Consulting Agreement”), the Participant is to be granted a restricted stock unit award on the terms and subject to the conditions set forth herein. The Leap Therapeutics, Inc. 2022 Equity Incentive Plan, as amended and in effect on the date hereof (the “Plan”), provides for the grant of Restricted Stock Units (as defined in the Plan) in accordance with the terms and conditions of the Plan. The Committee (as defined in the Plan) has decided to make this grant of Restricted Stock Units to comply with the Company’s agreements and obligations under the Consulting Agreement and as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1.             Grant of Restricted Stock Units. Subject to the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants to the Participant 2,411,700 Restricted Stock Units (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Stock”), if and when the specified conditions are met in Section 3 below, and on the applicable settlement date set forth in Section 5 below.

2.             No Rights Prior to Settlement. Stock Units represent hypothetical shares of Stock, and not actual shares of Stock. No shares of Stock shall be issued to the Participant at the time the grant of the Stock Units is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award.

3.             Vesting.

(a)             As of the date of this Agreement, all of the Stock Units shall be unvested and subject to a Risk of Forfeiture pursuant to Section 4 below.

(b)             Subject to the terms of this Section 3, the Stock Units shall vest in accordance with the following vesting schedule: (i) 12/36ths of the Stock Units will vest on October 8, 2026 and (ii) 1/36ths of the Stock Units will vest on the eighth (8th) day of each month thereafter, provided that the Participant continues to be employed by, or provide service as a consultant, director or advisor of or to, the Company or one of its Affiliates from the Date of Grant until the Stock Units vest in accordance with the provisions of this Section 3. For purposes of this Agreement, the term “Vesting Date” shall mean a date on which any or all of the Stock Units vest in accordance with the provisions of this Section 3.

(c)             The vesting of the Stock Units shall be cumulative, but shall not exceed 100% of the Stock Units. If the foregoing schedule would produce fractional Stock Units, the number of Stock Units that vest shall be rounded down to the nearest whole Stock Unit and the fractional Stock Units will be accumulated so that the resulting whole Stock Units will be included in the number of Stock Units that become vested on the last Vesting Date.

(d)             In the event of a Change of Control or a Transaction before all of the Stock Units vest in accordance with Section 3(a) above, the applicable provisions of the Plan shall apply to the Stock Units, and the Committee may take such actions as it deems appropriate pursuant to the provisions of the Plan.

(e)             In the event that (i) Participant’s consulting or advisory relationship with the Company or any of its Affiliates is terminated at any time by the Company or any of its Affiliates for any reason other than Cause (as defined in Section 3(g) below) or is terminated at any time by Participant for Good Reason (as defined in Section 3(h) below) and (ii) immediately after any such termination of such consulting or advisory relationship, Participant does not have a service provider relationship of any kind (including, without limitation, as an officer, director, employee, consultant or advisor) with any of the Company and its Affiliates, then, effective immediately prior to any such termination of such consulting or advisory relationship, any and all Stock Units that are then unvested and subject to Risk of Forfeiture pursuant to Section 4 below shall automatically become fully vested and free from Risk of Forfeiture pursuant to Section 4 below.

(f)              Those Stock Units that vest pursuant to this Section 3 or pursuant to any action taken by the Committee pursuant to the Plan shall become free from the Risk of Forfeiture pursuant to Section 4 below.

(g)             For purposes of this Agreement, the term “Cause” shall mean the occurrence of any of the following: (i) a conviction of Participant, or a plea of nolo contendere, to a felony (other than a felony related to the operation of a motor vehicle); or (ii) willful misconduct or gross negligence by Participant resulting, in either case, in material harm to the Company or any of its Affiliates; or (iii) a willful failure by Participant to carry out the reasonable and lawful directions of the Board and failure by Participant to remedy such willful failure within thirty (30) days after receipt of written notice of same from the Board; or (iv) fraud, embezzlement, theft or dishonesty of a material nature by Participant, or a willful material violation by Participant of a written policy or procedure of the Company or any of its Affiliates, resulting, in any case, in material harm to the Company or any of its Affiliates; or (v) a material breach by Participant of any agreement between Participant and the Company or any of its Affiliates, and failure by Participant to remedy the material breach within thirty (30) days after receipt of written notice of such material breach.

(h)             For purposes of this Agreement, the term “Good Reason” shall mean a material breach by the Company or any Affiliate of the Company of any agreement between Participant and the Company or any Affiliate of the Company, and failure by the Company or any Affiliate of the Company to remedy such material breach within thirty (30) days after receipt from Participant of written notice of such material breach. For purposes of this Agreement, Good Reason shall not be deemed to exist unless Participant provides the Company with written notice of the material breach within ninety (90) days after the initial existence of such material breach and Participant’s termination of the Consulting Agreement for Good Reason occurs within one hundred eighty days after Participant provides such written notice to the Company on a timely basis regarding the existence of such material breach.

4.             Termination of Stock Units. Subject to the provisions of Section 3(e) above, if the Participant ceases to be a service provider to the Company and its Affiliates in all capacities as an employee, consultant, director and/or advisor of the Company and its Affiliates for any reason before all of the Stock Units vest, any unvested Stock Units shall automatically terminate and shall be forfeited as of the date of the Participant’s termination of such employment or service. No settlement or payment shall be made with respect to any unvested Stock Units that terminate as described in this Section 4.

5.             Settlement of Stock Units and Tax Withholding.

(a)             If a Stock Unit vests in accordance with the provisions of Section 3 above, then, subject to the provisions of this Section 5(a) and Sections 5(b), 5(c) and 12 below, the Company shall issue to the Participant one share of Stock for such vested Stock Unit, subject to applicable tax withholding obligations, on the earliest to occur of (1) the first payroll period on or after the date the Participant’s employment with or service to the Company ceases, (2) the first payroll period on or after the eighth (8th) day of the calendar month of June following any such Vesting Date applicable to such vested Stock Unit or (3) the first payroll period on or after the eighth (8th) day of the month of December following any such Vesting Date applicable to such vested Stock Unit; provided, however, that the Company shall not be required to issue to the Participant any share of Stock pursuant to the foregoing provisions of this Section 5(a) with respect to any vested Stock Unit (or otherwise settle any such vested Stock Unit in shares of Stock) on any date that the Committee, in its sole discretion, determines the Participant is subject to any limitation or restriction (including, without limitation, (1) any limitation or restriction under the Company’s insider trading policy as then in effect and (2) any limitation or restriction imposed by securities laws or other laws such as Rule 144 promulgated under the Securities Act of 1933, as amended, and Section 16(b) of the Securities Exchange Act of 1934, as amended) that does not permit the Participant to offer to sell or sell on the public market on such date all of the shares of Stock that otherwise would be issued to Participant on such date pursuant to this Section 5(a) in settlement of such vested Stock Unit. Notwithstanding anything express or implied in the foregoing provisions of this Section 5(a) to the contrary, in no event shall settlement of a vested Stock Unit occur later than the fifteenth day of the third calendar month following the calendar year in which the Vesting Date applicable to such vested Stock Unit occurs, and in no event shall the Participant be permitted, directly or indirectly, to designate the calendar year of payment.

(b)             All obligations of the Company under this Agreement shall be subject to the right of the Company as set forth in the Plan to require the Participant to remit to the Company an amount sufficient to satisfy statutory minimum federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law prior to the issuance of shares of Stock. The obligations of the Company under this Agreement shall be conditional on satisfaction of all such statutory minimum withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, the Participant may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable statutory minimum withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy the Participant’s tax obligations. Any such election shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction unless the Committee determines otherwise.

(c)             The obligation of the Company to deliver Stock shall also be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of any shares of Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of such shares, such shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The issuance of shares of Stock, if any, to the Participant pursuant to this Agreement is subject to any applicable taxes and other laws or regulations of the United States or of any state, municipality or other country having jurisdiction thereof.

6.             No Stockholder Rights. Neither the Participant, nor any permitted transferee of the Stock Units, shall have any of the rights and privileges of a stockholder with respect to shares of Stock, including voting or dividend rights, until such shares of Stock have been issued upon settlement of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units.

7.             Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and settlement of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8.             No Service or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ or service of the Company or any Affiliate and shall not interfere in any way with the right of the Company or any Affiliate to terminate the Participant’s employment or service at any time. The right of the Company and any Affiliate to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

9.             Assignment and Transfers. Under the Plan, the Stock Units are generally not transferable, and shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all of the Participant's rights in the Stock Units may be exercised only by the Participant. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to its Affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

10.             Governing Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

11.             Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of its Chief Financial Officer at the Company's principal place of business, and any notice to the Participant shall be addressed to the Participant at Participant’s business address last filed with the Company. Any notice shall be delivered in accordance with Section 17 of the Plan.

12.             Application of Section 409A of the Code. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. Notwithstanding the foregoing, if any Stock Units constitute “deferred compensation” under Section 409A of the Code and such Stock Units become vested upon the Participant’s termination of service, settlement of such vested Stock Units shall be delayed for a period of six months after the Participant’s termination of service if the Participant is a “specified employee” as defined under Section 409A of the Code and if required pursuant to Section 409A of the Code. If settlement of any Stock Units is delayed in accordance with the foregoing provisions of this Section 12, such Stock Units shall be settled within thirty (30) days after the date that is six (6) months following the Participant’s termination of service. To the extent subject to Section 409A of the Code, settlement of the Stock Units may only be made in a manner and upon an event permitted by Section 409A of the Code, and each settlement of the Stock Units shall be treated as a separate payment, and the right to a series of installment payments under the Stock Units shall be treated as a right to a series of separate payments. In no event shall the Participant, directly or indirectly, designate the calendar year of payment. The Company may change or modify the terms of this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the previous sentence, the Company may also amend the Plan or this Agreement or revoke the Stock Units to the extent permitted by the Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

LEAP THERAPEUTICS, INC.

/s/ Douglas E. Onsi
Name: Douglas E. Onsi
Title: President & CEO

I hereby accept the award of Stock Units described in this Agreement, and I agree to be bound by the terms of this Agreement and the incorporated provisions of the Plan. I hereby agree that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

Participant

CoinXit Ltd

By:	/s/ Khing Oei
Name: Khing Oei
Title: Director

Date: November 11, 2025

[Signature Page to RSU Grant Agreement]

Exhibit 10.3

EXECUTIVE EMPLOYMENT AGREEMENT

This Executive Employment Agreement (“Agreement”) is made and entered into as of this 11th day of November, 2025 (the “Effective Date”), by and between Leap Therapeutics, Inc., a Delaware corporation (the “Company”), and William McEvoy (hereinafter, the “Executive”).

WITNESSETH:

WHEREAS, the Company desires to employ the Executive as the Chief Investment Officer of the Company effective as of the Effective Date here, and the Executive desires to be employed by the Company as the Chief Investment Officer of the Company effective as of the Effective Date, on the terms herein described.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Company and the Executive hereby agree as follows:

1.              Definitions. When used in this Agreement, the following terms shall have the following meanings:

(a)             “Accrued Obligations” means:

(i)             all accrued but unpaid Base Salary through the end of the Term of Employment;

(ii)            any unpaid or unreimbursed expenses incurred in accordance with Company policy, including amounts due under Section 5(a) hereof, to the extent incurred during the Term of Employment;

(iii)           any accrued but unpaid benefits provided under the Company’s employee benefit plans, subject to and in accordance with the terms of those plans;

(iv)          any earned and unpaid Bonus in respect to any completed fiscal year that has ended on or prior to the end of the Term of Employment;

(v)             any accrued but unpaid rights to indemnification by virtue of the Executive’s position as an officer or director of the Company or its subsidiaries and the benefits under any directors’ and officers’ liability insurance policy maintained by the Company, in accordance with its terms thereof; and

(vi)          any accrued but unused vacation pay.

(b)             “Base Salary” means the salary amount provided for in Section 4(a) hereof or any increase thereto as salary granted to Executive pursuant to Section 4(a) hereof.

(c)             “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

(d)             “Board” means the Board of Directors of the Company.

1

(e)             “Bonus” means any bonus earned and payable to the Executive pursuant to Section 4(b) hereof.

(f)             “Cause” means the occurrence of any of the following: (i) a conviction of the Executive, or a plea of nolo contendere, to a felony (other than a felony related to the operation of a motor vehicle); or (ii) willful misconduct or gross negligence by the Executive resulting, in either case, in material harm to the Company or any Related Entities; or (iii) a willful failure by the Executive to carry out the reasonable and lawful directions of the Board and failure by the Executive to remedy such willful failure within thirty (30) days after receipt of written notice of same from the Board; or (iv) fraud, embezzlement, theft or dishonesty of a material nature by the Executive, or a willful material violation by the Executive of a written policy or procedure of the Company or any Related Entity, resulting, in any case, in material harm to the Company or any Related Entity; (v) the exclusion, suspension or debarment of Executive from participation in a federal health care program or before the United States Food and Drug Administration or other similar regulatory authority or the existence of any pending debarment or similar proceedings against Executive; or (vi) a material breach by the Executive of this Agreement, and failure by the Executive to remedy the material breach within thirty (30) days after receipt of written notice of same, by the Board. For clarity, the inability of Executive to perform any or all of his duties, responsibilities or obligations under this Agreement on account of Executive’s death or disability shall not be deemed or treated as a material breach of this Agreement by the Executive and shall not constitute Cause for any purpose of this Agreement.

(g)             “Change in Control” means:

(i)             The acquisition by any Person of Beneficial Ownership of at least twenty percent (20%) of either (A) the value of the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this definition, the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any person that owns, or by any person that collectively with such person’s affiliates own, Beneficial Ownership of a Controlling Interest on the Effective Date; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company; or (z) any acquisition by any corporation or other Person pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (ii) below; or

(ii)             Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock or equity interests of another entity by the Company or any of its subsidiaries (each a “Business Combination”), in each case, unless, immediately following such Business Combination, (A) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent persons) of the corporation or other Person resulting from such Business Combination (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation or other Person is referred to herein as the “Acquiring Person”) in substantially the same proportions as their beneficial ownership, immediately prior to such Business Combination, of the combined voting power of the Outstanding Company Voting Securities, and (B) at least a majority of the members of the Board of Directors or equivalent body of the corporation or other Person resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

2

(iii)             approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(h)             “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time.

(i)             “Code” means the Internal Revenue Code of 1986, as amended.

(j)             “Common Stock” means the common stock, $0.001 par value per share, of the Company.

(k)             “Date of Termination” means the earliest of: (i) immediately after the Company gives notice to Executive of Executive’s termination, with or without Cause, unless the Company specifies a later date, in which case, termination shall be effective as of such later date; (ii) immediately upon the Executive’s death; (iii) thirty (30) days after the Company gives notice to Executive of Executive’s termination on account of Executive’s Disability, unless the Company specifies a later date, in which case, termination shall be effective as of such later date, provided, that Executive has not returned to the full time performance of Executive’s duties prior to such date; or (iv) thirty (30) days after the Executive gives written notice to the Company of Executive’s resignation with or without Good Reason. Executive will receive compensation through any required notice period. In the event notice of a termination under subsections (i), (iii) and (iv) is given orally, at the other party’s request, the party giving notice must provide written confirmation of such notice within five business days of the request in compliance with the requirement of Section 14 below. In the event of a termination for Cause or Good Reason written confirmation shall specify the subsection(s) of the definition of Cause or Good Reason relied on to support the decision to terminate but shall not include further explanation.

(l)             “Disability” means the Executive’s inability, or failure, to perform the essential functions of his position, with or without reasonable accommodation, for any period of ninety (90) consecutive days, or (ii) for one-hundred and eighty (180) days in the aggregate during any twelve (12) month period or based on the written certification by two licensed physicians of the likely continuation of such condition for either such period. This definition shall be interpreted and applied consistent with the Americans with Disabilities Act, the Family and Medical Leave Act, and other applicable law.

(m)             “Equity Awards” means any stock options, restricted stock, restricted stock units, stock appreciation rights, phantom stock or other equity based awards granted by the Company to the Executive.

(n)             “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)             “Excise Tax” means any excise tax imposed by Section 4999 of the Code, together with any interest and penalties imposed with respect thereto, or any interest or penalties that are incurred by the Executive with respect to any such excise tax.

3

(p)             “Good Reason” means the occurrence of any of the following: (i) a material diminution in the Executive’s Base Salary; or (ii) the Company’s or Related Entity’s requiring the Executive to be based at any office or location outside of fifty (50) miles from New York, New York, except for travel reasonably required in the performance of the Executive’s responsibilities; or (iii) any other action or inaction that constitutes a material breach by the Company of this Agreement. For purposes of this Agreement, Good Reason shall not be deemed to exist unless the Executive’s termination of employment for Good Reason occurs within one hundred eighty days following the initial existence of one of the conditions specified in clauses (i) through (v) above, the Executive provides the Company with written notice of the existence of such condition within ninety (90) days after the initial existence of the condition, and the Company fails to remedy the condition within thirty (30) days after its receipt of such notice.

(q)             “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof.

(r)             “Related Entity” means any Person controlling, controlled by or under common control with the Company or any of its subsidiaries. For this purpose, the terms “controlling,” “controlled by” and “under common control with” mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including (without limitation) the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

(s)             “Severance Amount” shall mean an amount equal to the Executive’s annualized Base Salary, as in effect immediately prior to the Termination Date.

(t)             “Target Bonus” has the meaning described in Section 4(b).

(u)             “Term of Employment” means the period during which the Executive shall be employed by the Company pursuant to the terms of this Agreement, which period shall begin effective as of the Effective Date and continue until terminated in accordance with Section 6 hereof.

(v)             “Termination Date” means the date on which the Term of Employment ends.

2.             Employment. The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, during the Term of Employment on the terms and conditions set forth herein.

3.             Duties of Executive.

(a)             Position and Position Duties. During the Term of Employment, the Executive shall be employed and serve as the Chief Investment Officer of the Company, and shall have such duties typically associated with such title.

4

(b)             Duties in General. The Executive shall faithfully and diligently perform all services as may be assigned to him by the President and Chief Executive Officer or the Board, and shall exercise such power and authority as may from time to time be delegated to him by the President and Chief Executive Officer or the Board. The Executive shall devote time, attention and efforts to the performance of his duties under this Agreement, render such services to the best of his ability, and use his reasonable best efforts to promote the interests of the Company. The Executive shall not engage in any other business or occupation during the Term of Employment that (i) conflicts with the interests of the Company or its subsidiaries, (ii) interferes with the proper and efficient performance of his duties for the Company, or (iii) interferes with the exercise of his judgment in the Company’s best interests. Notwithstanding the foregoing or any other provision of this Agreement, it shall not be a breach or violation of this Agreement for the Executive to (v) serve as a manager or employee of Winklevoss Treasury Investments, LLC, Winklevoss Capital Management, LLC, and Winklevoss Capital Fund, LLC, (w) serve on outside advisory boards with prior written notice to the Company, (x) serve on civic or charitable boards or committees, (y) deliver lectures, fulfill speaking engagements or teach at educational institutions, or (z) manage personal investments, so long as such activities do not significantly interfere with or significantly detract from the performance of the Executive’s responsibilities to the Company in accordance with this Agreement.

(c)             Company Policies and Procedures. The employment relationship between the parties also shall be subject to the Company’s personnel and compliance policies and procedures as they may be interpreted, adopted, revised or deleted from time to time in the Company’s sole discretion. The Company reserves the right to change, alter, or terminate any such policy or procedure in its sole discretion. Notwithstanding the foregoing, in the event that the terms of this Agreement differ from or are in conflict with the Company’s general employment policies or practices, this Agreement shall control.

4.             Compensation.

(a)             Base Salary. The Executive shall receive a Base Salary at the annualized rate of $250,000 during the Term of Employment, with such Base Salary payable in installments consistent with the Company’s normal payroll schedule, subject to applicable withholding and other taxes. The Base Salary shall be reviewed, at least annually, for merit increases and may, by action and in the discretion of the Board, be increased at any time or from time to time, but may not be decreased from the then current Base Salary.

(b)             Bonuses. During the Term of Employment, the Executive shall participate in the Company’s annual incentive compensation plan, program and/or arrangements applicable to senior-level executives, as established and modified from time to time by the Compensation Committee of the Board (for the avoidance of doubt, for any period during which there is not a Compensation Committee, all matters under this Agreement shall be addressed by the Board) in its sole discretion. During the Term of Employment, the Executive shall have a target bonus opportunity under such plan or program equal to 40% of his current Base Salary (the “Target Bonus”), based on satisfaction of performance criteria to be established by the Compensation Committee of the Board within the first three months of each fiscal year that begins during the Term of Employment. Payment of annual incentive compensation awards shall be made in the same manner and at the same time that other senior-level executives receive their annual incentive compensation awards and, except as otherwise provided herein, will be subject to the Executive’s continued employment through the applicable payment date.

5

(c)             RSU Grant. Subject to (i) the adoption of resolutions by the Company’s stockholders to amend the Company’s certificate of incorporation to effect a reverse stock split of the Common Stock and/or to increase the number of authorized shares of Common Stock to at least 490,000,000 shares of Common Stock, (ii) the adoption of resolutions by the Company’s stockholders to adopt a new equity plan with a sufficient number of shares of Common Stock in the pool, (iii) the Company having registered the securities that can be granted pursuant to such plan with the Securities and Exchange Commission on a Registration Statement on Form S-8, and (iv) approval by the Board or the Compensation Committee of the Board, the Executive shall be granted, pursuant to an equity plan of the Company, an additional award of 5,616,906 restricted stock units (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification or other similar events with respect to the Common Stock that is effected at any time after the date of this Agreement and prior to such grant, the “RSUs”), each of which RSUs shall entitle the Executive, upon settlement thereof in accordance with its terms, to one share of Common Stock. The RSUs shall vest according to the following schedule: 12/36th of the RSUs will vest on October 8, 2026, and 1/36th of the RSUs will vest each month thereafter on the 8th day of the applicable month subject to continuous and ongoing employment or other service provider relationship with the Company through each such vesting date. The date on which the RSUs shall be granted to the Executive (the “Grant Date”) shall be the date on which the Board or the Compensation Committee of the Board adopts a resolution granting the RSUs to the Executive. The grant of the RSUs to the Executive shall be evidenced by a restricted stock unit grant agreement to be entered into by the Company and the Executive on or as soon as practicable after the Grant Date, which restricted stock unit grant agreement shall have terms and conditions that are consistent with the provisions of this Section 4(c). Settlement of any RSUs that vest in accordance with the terms set forth above in this Section 4(c) shall be upon such terms and conditions as shall be set forth in such restricted stock unit grant agreement, including terms providing that RSUs that so vest shall not be settled on or promptly after their respective applicable vesting date but instead shall be settled on the earliest to occur after their respective applicable vesting dates of (i) the Company’s first payroll date on or after the date on which the Executive ceases to be a service provider to the Company, (ii) the Company’s first payroll date on or after June 8 of the applicable calendar year, or (iii) the Company’s first payroll date on or after December 8 of the applicable calendar year, unless the terms of such restricted stock unit grant agreement expressly provide for a further delay, deferral or postponement of the settlement of any vested RSUs in accordance with such terms. The RSUs shall be governed in all aspects by the equity plan of the Company under or pursuant to which the RSUs are granted to the Executive and by the restricted stock unit grant agreement entered by the Company and the Executive with respect to the RSUs.

(d)             Equity Awards. Any and all existing Equity Awards that the Executive has or holds in the Company will be treated consistent with the terms of the applicable plans and agreements under which such Equity Awards have been granted. The Executive may be granted additional Equity Awards from time to time in accordance with the Company’s normal business practice and in the sole discretion of the Compensation Committee of the Board. The terms of any future Equity Awards granted to the Executive will be consistent with any plan under which such Equity Awards are granted and the terms of the applicable agreement for such Equity Awards. Notwithstanding the foregoing, any and all outstanding unvested Equity Awards shall automatically become fully vested and exercisable on an accelerated basis immediately prior to any Change of Control that is consummated at any time after the Effective Date.

6

5.             Expense Reimbursement and Other Benefits.

(a)             Reimbursement of Expenses. Upon the submission of proper substantiation by the Executive, and subject to such rules and guidelines as the Company may from time to time adopt with respect to the reimbursement of expenses of executive personnel, the Company shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive during the Term of Employment in the course of and pursuant to the business of the Company. The Executive shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

(b)             Compensation/Benefit Programs. During the Term of Employment, the Executive shall be entitled to participate in all benefit plans on the same basis as similarly situated executives in the Company’s benefit plans in effect from time to time during Executive’s employment. All matters of eligibility for coverage or benefits under any benefit plan shall be determined in accordance with the provisions of such plan.

(c)             Working Facilities. During the Term of Employment, the Company shall furnish the Executive with an office, administrative help, and such other facilities and services suitable to his position and adequate for the performance of his duties hereunder. The Executive’s principal place of employment (subject to reasonable travel) shall be New York, New York.

(d)             Vacation. The Executive shall be entitled to paid vacation each calendar year during the Term of Employment pursuant to the policies of the Company applicable to Executives, to be taken at such times as the Executive and the Company shall mutually determine and provided that no vacation time shall significantly interfere with the duties required to be rendered by the Executive hereunder.

6.             Termination.

(a)             General. The Term of Employment shall terminate upon the earliest to occur of (i) the Executive’s death, (ii) a termination by the Company by reason of the Executive’s Disability, (iii) a termination by the Company with or without Cause, or (iv) a termination by Executive with or without Good Reason. Upon any termination of Executive’s employment for any reason, except as may otherwise be requested by the Company in writing and agreed upon in writing by Executive, the Executive shall resign from any and all directorships, committee memberships or any other positions Executive holds with the Company or any of its Related Entities.

(b)             Termination By Company for Cause. In the event the Executive is terminated by the Company for Cause, the Company’s obligation to make payments under this Agreement shall cease upon the Date of Termination, except that the Company shall pay Executive any Base Salary earned but unpaid prior to termination, all accrued but unused vacation and any business expenses that were incurred but not reimbursed as of the Date of Termination. Vesting of any unvested stock options and/or other equity securities shall cease on the Date of Termination, unless otherwise provided in any plan, instrument or agreement to which such unvested stock options and/or other equity securities may be subject.

(c)             Disability. The Company shall have the option, in accordance with applicable law, to terminate the Term of Employment upon written notice to the Executive, at any time during which the Executive is suffering from a Disability. In the event that the Term of Employment is terminated due to the Executive’s Disability, the Executive shall be entitled to (i) the Accrued Obligations, payable as and when those amounts would have been paid had the Term of Employment not ended, and (ii) any insurance benefits to which he and his beneficiaries are entitled as a result of his Disability. Vesting of any unvested stock options and/or other equity securities shall cease on the Date of Termination, unless otherwise provided in any plan, instrument or agreement to which such unvested stock options and/or other equity securities may be subject.

7

(d)             Death. In the event that the Term of Employment is terminated due to the Executive’s death, the Executive’s estate shall be entitled to (i) the Accrued Obligations, payable as and when those amounts would have been paid had the Term of Employment not ended, and (ii) any insurance benefits to which he and his beneficiaries are entitled as a result of his death. Vesting of any unvested stock options and/or other equity securities shall cease on the Date of Termination, unless otherwise provided in any plan, instrument or agreement to which such unvested stock options and/or other equity securities may be subject.

(e)             Termination Without Cause or Resignation With Good Reason. The Company may terminate the Term of Employment without Cause, and the Executive may terminate the Term of Employment for Good Reason, at any time upon written notice, and upon compliance with Section 6(g) below. If the Term of Employment is terminated by the Company without Cause (other than due to the Executive’s death or Disability) or by the Executive for Good Reason, the Executive shall be entitled to the following:

(i)             The Accrued Obligations, payable as and when those amounts would have been paid had the Term of Employment not ended;

(ii)             The Severance Amount, payable in equal installments consistent with the Company’s normal payroll schedule over the twelve (12)-month period beginning with the first regularly scheduled payroll date that occurs more than thirty (30) days following the Termination Date; and

(iii)             Provided that the Executive timely elects continued coverage under COBRA, the Company will reimburse the Executive for the monthly COBRA cost of continued health and dental coverage of the Executive and his qualified beneficiaries paid by the Executive under the health and dental plans of the Company, less the amount that the Executive would be required to contribute for health and dental coverage if the Executive were an active employee of the Company, for twelve (12) months (or, if less, for the duration that such COBRA coverage is available to Executive), payable in equal installments consistent with the Company’s normal payroll schedule over the twelve (12)-month period beginning with the first regularly scheduled payroll date that occurs more than thirty (30) days following the Termination Date.

(f)             Termination by Executive Without Good Reason. The Executive may terminate his employment without Good Reason at any time by providing the Company 30 days’ written notice of such termination. In the event of a termination of employment by the Executive under this Section 6(f), the Executive shall be entitled only to the Accrued Obligations payable as and when those amounts would have been payable had the Term of Employment not ended. In the event of termination of the Executive’s employment under this Section 6(f), the Company may, in its sole and absolute discretion, by written notice, accelerate the Date of Termination and still have it treated as a termination without Good Reason.

(g)             Release. All rights, payments and benefits due to the Executive under this Article 6 (other than the Accrued Obligations) shall be conditioned on the Executive’s execution of a general release of claims against the Company and its affiliates substantially in the form attached hereto as Exhibit A within 60 days of the Date of Termination (the “Release”) and on that Release becoming irrevocable within sixty (60) days following the Termination Date.

8

(h)             Section 280G Certain Reductions of Payments by the Company.

(i)             In the event that a Change in Control occurs at any time during the Term of Employment, and the severance and other benefits provided for in this Agreement or otherwise payable to Executive (a) constitute “parachute payments” within the meaning of Section 280G of the Code and (b) but for this Section, would be subject to the excise tax imposed by Section 4999 of the Code, then Executive’s severance and other benefits constituting parachute payments will be either:

(1)             delivered in full, or

(2)             delivered as to such lesser extent which would result in no portion of such severance and other benefits being subject to the excise tax under Section 4999 of the Code,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999 of the Code, results in the receipt by Executive, on an after-tax basis, of the greatest amount of severance and other benefits, notwithstanding that all or some portion of such severance and other benefits may be taxable under Section 4999 of the Code.  If a reduction in the severance and other benefits constituting “parachute payments” is necessary so that no portion of such severance and other benefits is subject to the excise tax under Section 4999 of the Code, the reduction shall occur in the following order:  (a) reduction of the cash severance payments; (b) cancellation of accelerated vesting of equity awards; and (c) reduction of continued employee benefits.  In the event that acceleration of vesting of equity award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of Executive’s equity awards.

(ii)             A nationally recognized certified professional services firm selected by the Company, the Company’s legal counsel or such other person or entity to which the parties mutually agree (the “Firm”) shall perform the foregoing calculations related to the Excise Tax.  The Company shall bear all expenses with respect to the determinations by the Firm required to be made hereunder.  For purposes of making the calculations required by this Section 6(h), the Firm may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code.  The Company and Executive will furnish to the Firm such information and documents as the Firm may reasonably request in order to make a determination under this Section 6(h).  The Firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and Executive within 15 calendar days after the date on which Executive’s right to the severance benefits or other payments is triggered (if requested at that time by the Company or Executive) or such other time as requested by the Company or Executive.  Any good faith determinations of the Firm made hereunder shall be final, binding, and conclusive upon the Company and Executive.

(i)             Cooperation. Following the Term of Employment, the Executive shall give his assistance and cooperation willingly, upon reasonable advance notice with due consideration for his other business or personal commitments, in any matter relating to his position with the Company, or his expertise or experience as the Company may reasonably request, including his attendance and truthful testimony where deemed appropriate by the Company, with respect to any investigation or the Company’s defense or prosecution of any existing or future claims or litigations or other proceedings relating to matters in which he was involved or potentially had knowledge by virtue of his employment with the Company. In no event shall his cooperation materially interfere with his services for a subsequent employer or other similar service recipient. To the extent permitted by law, the Company agrees that (i) it shall promptly reimburse the Executive for his reasonable and documented expenses in connection with him rendering assistance and/or cooperation under this Section 6(i) upon his presentation of documentation for such expenses and (ii) the Executive shall be reasonably compensated for any continued material services as required under this Section 6(i).

9

(j)             Return of Company Property. Following the Termination Date, the Executive or his personal representative shall immediately return all Company property in his possession, including but not limited to all computer equipment (hardware and software), telephones, facsimile machines, tablets and other communication devices, credit cards, office keys, security access cards, badges, identification cards and all copies (including drafts) of any documentation or information (however stored) relating to the business of the Company, its customers and clients or its prospective customers and clients (provided that the Executive may retain a copy of the addresses contained in his rolodex, smartphone or similar device or the Company and, at the Executive’s request, the Company shall provide a thumb drive of his contacts).

(k)             Compliance with Section 409A.

(i)             General. It is the intention of both the Company and the Executive that the benefits and rights to which the Executive could be entitled pursuant to this Agreement comply with Section 409A of the Code and the Treasury Regulations and other guidance promulgated or issued thereunder (“Section 409A”), to the extent that the requirements of Section 409A are applicable thereto, and the provisions of this Agreement shall be construed in a manner consistent with that intention.

(ii)             Distributions on Account of Separation from Service. If and to the extent required to comply with Section 409A, no payment or benefit required to be paid under this Agreement on account of termination of the Executive’s employment shall be made unless and until the Executive incurs a “separation from service” within the meaning of Section 409A.

(iii)             Six Month Delay for Specified Employees. If the Executive is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), then no payment or benefit that is payable on account of the Executive’s “separation from service”, as that term is defined for purposes of Section 409A, shall be made before the date that is six (6) months after the Executive’s “separation from service” (or, if earlier, the date of the Executive’s death) if and to the extent that such payment or benefit constitutes deferred compensation (or may be nonqualified deferred compensation) under Section 409A and such deferral is required to comply with the requirements of Section 409A. Any payment or benefit delayed by reason of the prior sentence shall be paid out or provided in a single lump sum at the end of such required delay period in order to catch up to the original payment schedule.

(iv)             Treatment of Each Installment as a Separate Payment. For purposes of applying the provisions of Section 409A to this Agreement, each separately identified amount to which the Executive is entitled under this Agreement shall be treated as a separate payment. In addition, any series of installment payments under this Agreement shall be treated as a right to a series of separate payments.

10

(v)             Taxable Reimbursements and In-Kind Benefits.

(A)             Any reimbursements by the Company to the Executive of any eligible expenses under this Agreement that are not excludable from the Executive’s income for Federal income tax purposes (the “Taxable Reimbursements”) shall be made by no later than the last day of the taxable year of the Executive following the year in which the expense was incurred.

(B)             The amount of any Taxable Reimbursements, and the value of any in-kind benefits to be provided to the Executive, during any taxable year of the Executive shall not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year of the Executive.

(C)             The right to Taxable Reimbursement, or in-kind benefits, shall not be subject to liquidation or exchange for another benefit.

(vi)             Company Discretion. Notwithstanding the foregoing, if at any time the Company determines, in its sole discretion, that the payment of the COBRA premiums under Section 6(e)(iv) above would result in a violation of the nondiscrimination rules of Section 105(h)(2) of the Code or any statute or regulation of similar effect (including but not limited to the 2010 Patient Protection and Affordable Care Act, as amended by the 2010 Health Care and Education Reconciliation Act), then in lieu of providing the COBRA premiums, the Company may instead pay Executive, fully taxable cash payments equal to and paid at the same time as the COBRA premiums that otherwise would have been paid, subject to applicable tax withholdings. In the event the COBRA premium reimbursement is made on an after-tax basis, the Company will provide a tax gross-up to the Executive equal to the amount of taxes withheld on the COBRA premium reimbursement with such amount to be paid at the same time of the COBRA premium reimbursement. To receive the payments under Section 6(e)(ii) above, Executive’s termination or resignation must constitute a “separation from service” within the meaning of Section 409A, and Executive must execute and allow the Release to become effective within sixty (60) days of Executive’s termination or resignation. Such payments shall not be paid prior to the sixtieth (60th) day following Executive’s termination or resignation, rather, subject to the aforementioned conditions, on the sixtieth (60th) day following Executive’s termination or resignation, the Company will pay Executive such payments in a lump sum that Executive would have received on or prior to such date under the original schedule, with the balance of such payments being paid as originally scheduled.

(vii)             Timing of Payment and Execution of Release. Notwithstanding any provision of this Agreement to the contrary, in no event shall the timing of the execution of the Release, directly or indirectly, result in the Executive designating the calendar year of a payment, and if a payment that is subject to execution of the Release could be made in more than one taxable year, payment shall be made in the later taxable year to the extent required under Section 409A. In no event may the Executive, directly or indirectly, designate the calendar year of a payment.

(viii)             No Guaranty of 409A Compliance. Notwithstanding the foregoing, the Company does not make any representation to the Executive that the payments or benefits provided under this Agreement are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Executive or any beneficiary of the Executive for any tax, additional tax, interest or penalties that the Executive or any beneficiary of the Executive may incur in the event that any provision of this Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

11

7.             Proprietary Information, Invention, Non-Competition, and Non-Solicitation. The Executive and the Company have entered into that certain Employee Proprietary Information, Invention, Non-Competition and Non-Solicitation Agreement, dated as of October __, 2025, between the Company and the Executive (the “Confidentiality Agreement”), and the terms and provisions of the Confidentiality Agreement shall be incorporated into this Agreement by reference for all purposes.

8.             Representations and Warranties of Executive. The Executive represents and warrants to the Company that:

(a)             The Executive’s employment has not conflicted with or resulted in, and will not conflict with or result in, his breach of any agreement to which he is a party or otherwise may be bound;

(b)             The Executive has not violated, and in connection with his employment with the Company will not violate, any non-solicitation, non-competition or other similar covenant or agreement of a prior employer by which he is or may be bound; and

(c)             In connection with Executive’s employment with the Company, he has not used, and will not use, any confidential or proprietary information that he may have obtained in connection with employment with any prior employer.

9.             Taxes. All payments or transfers of property made by the Company to the Executive or his estate or beneficiaries shall be subject to the withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

10.             Assignment. The Company shall have the right to assign this Agreement and its rights and obligations hereunder in whole, but not in part, to any corporation or other entity with or into which the Company may hereafter merge or consolidate or to which the Company may transfer all or substantially all of its assets, if in any such case said corporation or other entity shall by operation of law or expressly in writing assume all obligations of the Company hereunder as fully as if it had been originally made a party hereto, but may not otherwise assign this Agreement or its rights and obligations hereunder. The Executive may not assign or transfer this Agreement or any rights or obligations hereunder.

11.             Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws.

12.             Jurisdiction and Venue. The parties acknowledge that a substantial portion of the negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Cambridge, Massachusetts, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally (i) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement which is expressly permitted by the terms of this Agreement to be brought in a court of law, may be brought in the courts of record of the Commonwealth of Massachusetts (Middlesex or Suffolk Counties) or the court of the United States, District of Massachusetts; (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding; (iii) waives any objection which it or he may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (iv) agrees that service of any court papers may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in such courts.

12

13.             Entire Agreement;; Amendment. This Agreement, together with the exhibit attached hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Executive and the Company (or any of its Related Entities) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Company and the Executive.

14.             Notices. All notices required or permitted to be given hereunder shall be in writing and shall be personally delivered by courier, sent by registered or certified mail, return receipt requested or sent by confirmed facsimile transmission addressed as set forth herein. Notices personally delivered, sent by facsimile or sent by overnight courier shall be deemed given on the date of delivery and notices mailed in accordance with the foregoing shall be deemed given upon receipt by the addressee, as evidenced by the return receipt thereof. Notice shall be sent (i) if to the Company, addressed to its headquarters, Attention: President, and (ii) if to the Executive, to his address as reflected on the payroll records of the Company, or to such other address as either party shall request by notice to the other in accordance with this provision.

15.             Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where permitted and applicable, assigns, including, without limitation, any successor to the Company, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

16.             Right to Consult with Counsel; No Drafting Party. The Executive acknowledges having read and considered all of the provisions of this Agreement carefully, and having had the opportunity to consult with counsel of his own choosing, and, given this, the Executive agrees that the obligations created hereby are not unreasonable. The Executive acknowledges that he has had an opportunity to negotiate any and all of these provisions and no rule of construction shall be used that would interpret any provision in favor of or against a party on the basis of who drafted the Agreement.

17.             Severability. The invalidity of any one or more of the words, phrases, sentences, clauses, provisions, sections or articles contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, provisions, sections or articles contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, provisions or provisions, section or sections or article or articles had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

18.             Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

19.             Damages; Attorneys’ Fees. Nothing contained herein shall be construed to prevent the Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement. Each party shall bear its own costs and attorneys’ fees.

13

20.             Waiver of Jury Trial. The Executive hereby knowingly, voluntarily and intentionally waives any right that the Executive may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with this Agreement and any agreement, document or instrument contemplated to be executed in connection herewith, or any course of conduct, course of dealing statements (whether verbal or written) or actions of any party hereto.

21.             No Set-off or Mitigation. The Company’s obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In the event of any termination of the Executive’s employment under this Agreement, he shall be under no obligation to seek other employment or otherwise in any way to mitigate the amount of any payment provided for hereunder.

22.             Defend Trade Secrets Act. Pursuant to 18 U.S.C. § 1833(b), Executive will not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret of the Company or its affiliates that (a) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to Executive's attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Executive may disclose the trade secret to Executive's attorney and use the trade secret information in the court proceeding, if Executive (x) files any document containing the trade secret under seal, and (y) does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such section.

23.             Section Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

24.             No Third Party Beneficiary. The Related Entities are intended third party beneficiaries of this Agreement. Otherwise, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Company, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

25.             Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument and agreement.

14

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

COMPANY:

LEAP THERAPEUTICS, INC.

By:	/s/ Douglas E. Onsi
Name:	Douglas E. Onsi
Title:	President & Chief Executive Officer

EXECUTIVE:

/s/ William McEvoy
Name: William McEvoy

[Signature Page to Employment Agreement (William McEvoy)]

Exhibit A

General Release of Claims

1.             [_________] (“Executive”), for himself and his family, heirs, executors, administrators, legal representatives and their respective successors and assigns, in exchange for the consideration (other than the Accrued Obligations) received pursuant to Article 6 of the Employment Agreement (the “Severance Benefits”) to which this release is attached as Exhibit A (the “Employment Agreement”), does hereby release and forever discharge Leap Therapeutics, Inc. (the “Company”), its subsidiaries, affiliated companies, successors and assigns, and its current or former directors, officers, employees, stockholders or agents in such capacities (collectively with the Company, the “Released Parties”) from any and all actions, causes of action, suits, controversies, claims and demands whatsoever, whether known or unknown, from the beginning of time through the date upon which Executive signs this General Release of Claims, including, without limitation, claims under any applicable laws, in each case in connection with Executive's employment or termination thereof, whether for tort, breach of express or implied employment contract, wrongful discharge, intentional infliction of emotional distress, or defamation or injuries incurred on the job or incurred as a result of loss of employment. Without limiting the generality of the release provided above, Executive expressly waives any and all claims under Age Discrimination in Employment Act (“ADEA”) that he may have as of the date hereof. Executive further understands that, by signing this General Release of Claims, he is in fact waiving, releasing and forever giving up any claim under the ADEA as well as all other laws within the scope of this paragraph 1 that may have existed on or prior to the date hereof, including, but not limited to, [additional citations to be added prior to execution at the time of separation]. Notwithstanding anything in this paragraph 1 to the contrary, this General Release of Claims shall not apply to (i) any rights to receive any payments or benefits to which the Executive is entitled under the Employment Agreement or COBRA, (ii) any rights or claims that may arise as a result of events occurring after the date this General Release of Claims is executed, (iii) any indemnification and advancement rights Executive may have as a former employee, officer or director of the Company or its subsidiaries or affiliated companies (including any rights under any directors' and officers' indemnification agreement or under the Company’s charter or bylaws), (iv) any claims for benefits under any directors' and officers' liability policy maintained by the Company or its subsidiaries or affiliated companies in accordance with the terms of such policy, (v) rights to vested benefits under the Company’s 401(k) plan or other employee benefits plans, (vi) any rights as a holder of equity securities or debt securities/notes of the Company and (vii) any rights that Executive may have under any contracts or agreements with the Company or any of its subsidiaries or affiliated companies (other than the Employment Agreement) to the extent that such rights do not pertain to compensation or remuneration in connection with Executive’s employment with the Company or any of its subsidiaries or affiliated companies or the termination of such employment.

2.             Executive represents that he has not filed against the Released Parties any complaints, charges, or lawsuits arising out of his employment, or any other matter arising on or prior to the date of this General Release of Claims, and covenants and agrees that he will never individually or with any person file, or commence the filing of any lawsuits, complaints or proceedings with any governmental agency, or against the Released Parties with respect to any of the matters released by Executive pursuant to paragraph 1 hereof; provided, that nothing herein shall prevent Executive from filing a charge or complaint with the Equal Employment Opportunity Commission (“EEOC”) or similar federal or state agency or Executive’s ability to participate in any investigation or proceeding conducted by such agency. Executive does agree, however, that he is waiving his right to recover any money in connection with such an investigation or charge filed by him or by any other individual, or a charge filed by the Equal Employment Opportunity Commission or any other federal, state or local agency.

2

3.             Executive acknowledges that, in the absence of his execution of this General Release of Claims, the Severance Benefits would not otherwise be due to him.

4.             Executive acknowledges and agrees that he received adequate consideration in exchange for agreeing to the covenants contained in the Confidentiality Agreement and incorporated into the Employment Agreement by virtue of Section 7 of the Employment Agreement, that such covenants remain reasonable and necessary to protect the legitimate business interests of the Company and its affiliates and that he will continue to comply with those covenants.

5.             Executive hereby acknowledges that the Company has informed him that he has up to twenty-one (21) days to sign this General Release of Claims and he may knowingly and voluntarily waive that twenty-one (21)-day period by signing this General Release of Claims earlier. Executive is advised to consult with an attorney before signing this General Release of Claims. Executive also understands that he shall have seven (7) days following the date on which he signs this General Release of Claims within which to revoke it by providing a written notice of his revocation to the Company in the manner described in Section 14 of the Employment Agreement.

6.             Executive expressly acknowledges and agrees that Executive will not make any statements that are professionally or personally disparaging about, or adverse to, the Company or its business (including its officers, directors, employees and consultants) including, but not limited to, any statements that disparage any person, product, service, finances, financial condition, capability or any other aspect of the business of the Company, and that Executive shall not engage in any conduct which could reasonably be expected to harm professionally or personally the reputation of the Company (including its officers, directors, employees and consultants). Notwithstanding the foregoing, Executive shall not be (i) required to make any statement Executive believes to be false or inaccurate or (ii) restricted in connection with any litigation, arbitration or similar proceeding or with respect to Executive’s response to any legal process.

7.             Executive acknowledges and agrees that this General Release of Claims will be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within such state.

8.             Executive acknowledges that he has read this General Release of Claims, that he has been advised that he should consult with an attorney before he executes this general release of claims, and that he understands all of its terms and executes it voluntarily and with full knowledge of its significance and the consequences thereof.

9.             This General Release of Claims shall become irrevocable on the eighth day following Executive's execution of this General Release of Claims, unless previously revoked in accordance with paragraph 5, above.

3

Intending to be legally bound hereby, Executive has executed this General Release of Claims on ___________ ____, ______.

EXECUTIVE:

Name:

4

Exhibit 10.4

LEAP THERAPEUTICS, INC.

2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT GRANT AGREEMENT

This RESTRICTED STOCK UNIT GRANT AGREEMENT (the “Agreement”), dated as of November 11, 2025 (the “Date of Grant”), is delivered by Leap Therapeutics, Inc. (the “Company”) to __________ (the “Participant”).

RECITALS

The Leap Therapeutics, Inc. 2016 Equity Incentive Plan, as amended and in effect on the date hereof (the “Plan”), provides for the grant of Restricted Stock Units (as defined in the Plan) in accordance with the terms and conditions of the Plan. The Committee (as defined in the Plan) has decided to make this grant of Restricted Stock Units as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1.             Grant of Restricted Stock Units. Subject to the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants the Participant ________ Restricted Stock Units (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Stock”) on the applicable settlement date set forth in Section 5 below.

2.             No Rights Prior to Settlement. Stock Units represent hypothetical shares of Stock, and not actual shares of Stock. No shares of Stock shall be issued to the Participant at the time the grant of the Stock Units is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award.

3.             Vesting. As of the date of this Agreement, all of the Stock Units shall be fully vested and shall not be subject to any Risk of Forfeiture.

4.             Settlement of Stock Units and Tax Withholding.

(a)             Subject to the provisions of this Section 4(a) and Sections 4(b), 4(c) and 11 below, the Company shall issue to the Participant one share of Stock for each Stock Unit, subject to applicable tax withholding obligations, on [alt 1: the fifth (5th) business day after the Date of Grant] [alt 2: as soon as practicable following the earlier to occur of (1) the date the Participant ceases for any reason to be a member of the Company’s Board of Directors or (2) the date of the first annual meeting of stockholders of the Company that occurs following the Date of Grant]1; provided, however, that the Company shall not be required to issue to Participant any share of Stock pursuant to the foregoing provisions of this Section 4(a) with respect to any Stock Unit (or otherwise settle any such Stock Unit in shares of Stock) on any date that the Committee, in its sole discretion, determines Participant is subject to any limitation or restriction (including, without limitation, (1) any limitation or restriction under the Company’s insider trading policy as then in effect and (2) any limitation or restriction imposed by securities laws or other laws such as Rule 144 promulgated under the Securities Act of 1933, as amended, and Section 16(b) of the Securities Exchange Act of 1934, as amended) that does not permit Participant to offer to sell or sell on the public market on such date all of the shares of Stock that otherwise would be issued to Participant on such date pursuant to this Section 4(a) in settlement of such Stock Unit. Notwithstanding anything express or implied in the foregoing provisions of this Section 4(a) to the contrary, in no event shall settlement of a Stock Unit occur later than the fifteenth day of the third calendar month following the calendar year in which the Date of Grant occurs, and in no event shall Participant be permitted, directly or indirectly, to designate the calendar year of payment.

1 Chose the applicable settlement date alternative.

(b)             All obligations of the Company under this Agreement shall be subject to the right of the Company as set forth in the Plan to require the Participant to remit to the Company an amount sufficient to satisfy statutory minimum federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law prior to the issuance of shares of Stock. The obligations of the Company under this Agreement shall be conditional on satisfaction of all such statutory minimum withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, the Participant may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable statutory minimum withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy the Participant's tax obligations. Any such election shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction unless the Committee determines otherwise.

(c)             The obligation of the Company to deliver Stock shall also be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of any shares of Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of such shares, such shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The issuance of shares of Stock, if any, to the Participant pursuant to this Agreement is subject to any applicable taxes and other laws or regulations of the United States or of any state, municipality or other country having jurisdiction thereof.

5.             No Stockholder Rights. Neither the Participant, nor any person entitled to receive Stock Units in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to shares of Stock, including voting or dividend rights, until such shares of Stock have been issued upon settlement of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units.

6.             Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and settlement of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

7.             No Service or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ or service of the Company or any Affiliate and shall not interfere in any way with the right of the Company or any Affiliate to terminate the Participant’s employment or service at any time. The right of the Company and any Affiliate to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

8.             Assignment and Transfers. The Stock Units are not transferable, and shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of the Participant's rights in the Stock Units may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to its Affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

9.             Governing Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

10.             Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of its Chief Financial Officer at the Company's principal place of business, and any notice to the Participant shall be addressed to such Participant at his or her residence address last filed with the Company. Any notice shall be delivered in accordance with Section 17 of the Plan.

11.             Application of Section 409A of the Code. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. To the extent subject to Section 409A of the Code, settlement of the Stock Units may only be made in a manner and upon an event permitted by Section 409A of the Code, and each settlement of the Stock Units shall be treated as a separate payment, and the right to a series of installment payments under the Stock Units shall be treated as a right to a series of separate payments. In no event shall the Participant, directly or indirectly, designate the calendar year of payment. The Company may change or modify the terms of this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the previous sentence, the Company may also amend the Plan or this Agreement or revoke the Stock Units to the extent permitted by the Plan.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

LEAP THERAPEUTICS, INC.

Name:
Title:

I hereby accept the award of Stock Units described in this Agreement, and I agree to be bound by the terms of this Agreement and the incorporated provisions of the Plan. I hereby agree that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

Date	Participant

Exhibit 10.5

LEAP THERAPEUTICS, INC.

2022 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT GRANT AGREEMENT

This RESTRICTED STOCK UNIT GRANT AGREEMENT (the “Agreement”), dated as of November 11, 2025 (the “Date of Grant”), is delivered by Leap Therapeutics, Inc. (the “Company”) to __________ (the “Participant”).

RECITALS

The Leap Therapeutics, Inc. 2022 Equity Incentive Plan, as amended and in effect on the date hereof (the “Plan”), provides for the grant of Restricted Stock Units (as defined in the Plan) in accordance with the terms and conditions of the Plan. The Committee (as defined in the Plan) has decided to make this grant of Restricted Stock Units as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1.            Grant of Restricted Stock Units. Subject to the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants the Participant ________ Restricted Stock Units (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Stock”) on the applicable settlement date set forth in Section 5 below.

2.            No Rights Prior to Settlement. Stock Units represent hypothetical shares of Stock, and not actual shares of Stock. No shares of Stock shall be issued to the Participant at the time the grant of the Stock Units is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award.

3.            Vesting. As of the date of this Agreement, all of the Stock Units shall be fully vested and shall not be subject to any Risk of Forfeiture.

4.            Settlement of Stock Units and Tax Withholding.

(a)            Subject to the provisions of this Section 4(a) and Sections 4(b), 4(c) and 11 below, the Company shall issue to the Participant one share of Stock for each Stock Unit, subject to applicable tax withholding obligations, on [alt 1: the fifth (5th) business day after the Date of Grant] [alt 2: as soon as practicable following the earlier to occur of (1) the date the Participant ceases for any reason to be a member of the Company’s Board of Directors or (2) the date of the first annual meeting of stockholders of the Company that occurs following the Date of Grant]1; provided, however, that the Company shall not be required to issue to Participant any share of Stock pursuant to the foregoing provisions of this Section 4(a) with respect to any Stock Unit (or otherwise settle any such Stock Unit in shares of Stock) on any date that the Committee, in its sole discretion, determines Participant is subject to any limitation or restriction (including, without limitation, (1) any limitation or restriction under the Company’s insider trading policy as then in effect and (2) any limitation or restriction imposed by securities laws or other laws such as Rule 144 promulgated under the Securities Act of 1933, as amended, and Section 16(b) of the Securities Exchange Act of 1934, as amended) that does not permit Participant to offer to sell or sell on the public market on such date all of the shares of Stock that otherwise would be issued to Participant on such date pursuant to this Section 4(a) in settlement of such Stock Unit. Notwithstanding anything express or implied in the foregoing provisions of this Section 4(a) to the contrary, in no event shall settlement of a Stock Unit occur later than the fifteenth day of the third calendar month following the calendar year in which the Date of Grant occurs, and in no event shall Participant be permitted, directly or indirectly, to designate the calendar year of payment.

1 Chose the applicable settlement date alternative.

(b)            All obligations of the Company under this Agreement shall be subject to the right of the Company as set forth in the Plan to require the Participant to remit to the Company an amount sufficient to satisfy statutory minimum federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law prior to the issuance of shares of Stock. The obligations of the Company under this Agreement shall be conditional on satisfaction of all such statutory minimum withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, the Participant may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable statutory minimum withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy the Participant's tax obligations. Any such election shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction unless the Committee determines otherwise.

(c)            The obligation of the Company to deliver Stock shall also be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of any shares of Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of such shares, such shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The issuance of shares of Stock, if any, to the Participant pursuant to this Agreement is subject to any applicable taxes and other laws or regulations of the United States or of any state, municipality or other country having jurisdiction thereof.

5.            No Stockholder Rights. Neither the Participant, nor any person entitled to receive Stock Units in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to shares of Stock, including voting or dividend rights, until such shares of Stock have been issued upon settlement of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units.

6.            Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and settlement of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

7.            No Service or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ or service of the Company or any Affiliate and shall not interfere in any way with the right of the Company or any Affiliate to terminate the Participant’s employment or service at any time. The right of the Company and any Affiliate to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

8.            Assignment and Transfers. The Stock Units are not transferable, and shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of the Participant's rights in the Stock Units may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to its Affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

9.            Governing Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

10.          Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of its Chief Financial Officer at the Company's principal place of business, and any notice to the Participant shall be addressed to such Participant at his or her residence address last filed with the Company. Any notice shall be delivered in accordance with Section 17 of the Plan.

11.          Application of Section 409A of the Code. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. To the extent subject to Section 409A of the Code, settlement of the Stock Units may only be made in a manner and upon an event permitted by Section 409A of the Code, and each settlement of the Stock Units shall be treated as a separate payment, and the right to a series of installment payments under the Stock Units shall be treated as a right to a series of separate payments. In no event shall the Participant, directly or indirectly, designate the calendar year of payment. The Company may change or modify the terms of this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the previous sentence, the Company may also amend the Plan or this Agreement or revoke the Stock Units to the extent permitted by the Plan.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

LEAP THERAPEUTICS, INC.

Name:
Title:

I hereby accept the award of Stock Units described in this Agreement, and I agree to be bound by the terms of this Agreement and the incorporated provisions of the Plan. I hereby agree that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

Date	Participant

Exhibit 10.6

LEAP THERAPEUTICS, INC.

2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT GRANT AGREEMENT

This RESTRICTED STOCK UNIT GRANT AGREEMENT (the “Agreement”), dated as of November 11, 2025 (the “Date of Grant”), is delivered by Leap Therapeutics, Inc. (the “Company”) to __________ (the “Participant”).

RECITALS

The Leap Therapeutics, Inc. 2016 Equity Incentive Plan, as amended and in effect on the date hereof (the “Plan”), provides for the grant of Restricted Stock Units (as defined in the Plan) in accordance with the terms and conditions of the Plan. The Committee (as defined in the Plan) has decided to make this grant of Restricted Stock Units as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1.             Grant of Restricted Stock Units. Subject to the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants the Participant ________ Restricted Stock Units (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Stock”), if and when the specified conditions are met in Section 3 below, and on the applicable settlement date set forth in Section 5 below.

2.             No Rights Prior to Settlement. Stock Units represent hypothetical shares of Stock, and not actual shares of Stock. No shares of Stock shall be issued to the Participant at the time the grant of the Stock Units is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award.

3.             Vesting.

(a)             As of the date of this Agreement, all of the Stock Units shall be unvested and subject to a Risk of Forfeiture pursuant to Section 4 below.

(b)             Subject to the terms of this Section 3, the Stock Units shall vest in accordance with the following vesting schedule: (i) 12/36ths of the Stock Units will vest on October 8, 2026 and (ii) 1/36ths of the Stock Units will vest on the eighth (8th) day of each month thereafter, provided that the Participant continues to be employed by, or provide service as a consultant, director or advisor of or to, the Company or one of its Affiliates from the Date of Grant until the Stock Units vest in accordance with the provisions of this Section 3. For purposes of this Agreement, the term “Vesting Date” shall mean a date on which any or all of the Stock Units vest in accordance with the provisions of this Section 3.

(c)             The vesting of the Stock Units shall be cumulative, but shall not exceed 100% of the Stock Units. If the foregoing schedule would produce fractional Stock Units, the number of Stock Units that vest shall be rounded down to the nearest whole Stock Unit and the fractional Stock Units will be accumulated so that the resulting whole Stock Units will be included in the number of Stock Units that become vested on the last Vesting Date.

(d)             In the event of a Change of Control or a Transaction before all of the Stock Units vest in accordance with Section 3(a) above, the applicable provisions of the Plan shall apply to the Stock Units, and the Committee may take such actions as it deems appropriate pursuant to the provisions of the Plan.

(e)             In the event that (i) Participant’s employment with the Company or any of its Affiliates is terminated at any time by the Company or any of its Affiliates for any reason other than Cause (as defined in Section 3(g) below) or is terminated at any time by Participant for Good Reason (as defined in Section 3(h) below) and (ii) immediately after any such termination of employment, Participant does not have a service provider relationship of any kind (including, without limitation, as an officer, director, employee, consultant or advisor) with any of the Company and its Affiliates, then, effective immediately prior to any such termination of employment, any and all Stock Units that are then unvested and subject to Risk of Forfeiture pursuant to Section 4 below shall automatically become fully vested and free from Risk of Forfeiture pursuant to Section 4 below. For clarity, and notwithstanding the foregoing provisions of this Section 3(e), this Section 3(e) shall not be applicable to any termination of Participant’s employment with the Company or any of its Affiliates as a result of Participant’s death or disability.

(f)             Those Stock Units that vest pursuant to this Section 3 or pursuant to any action taken by the Committee pursuant to the Plan shall become free from the Risk of Forfeiture pursuant to Section 4 below.

(g)             For purposes of this Agreement, the term “Cause” shall mean the occurrence of any of the following: (i) a conviction of Participant, or a plea of nolo contendere, to a felony (other than a felony related to the operation of a motor vehicle); or (ii) willful misconduct or gross negligence by Participant resulting, in either case, in material harm to the Company or any of its Affiliates; or (iii) a willful failure by Participant to carry out the reasonable and lawful directions of the Board and failure by Participant to remedy such willful failure within thirty (30) days after receipt of written notice of same from the Board; or (iv) fraud, embezzlement, theft or dishonesty of a material nature by Participant, or a willful material violation by Participant of a written policy or procedure of the Company or any of its Affiliates, resulting, in any case, in material harm to the Company or any of its Affiliates; or (v) a material breach by Participant of any agreement between Participant and the Company or any of its Affiliates, and failure by Participant to remedy the material breach within thirty (30) days after receipt of written notice of such material breach.

(h)             For purposes of this Agreement, the term “Good Reason” shall mean the occurrence of any of the following: (i) the occurrence of any of the following: (i) a material diminution in Participant’s base salary; or (ii) the Company’s or any Affiliate of the Company requiring Participant to be based at any office or location outside of fifty (50) miles from Cambridge, Massachusetts, except for travel reasonably required in the performance of Participant’s responsibilities; or (iii) a material breach by the Company or any Affiliate of the Company of any agreement between Participant and the Company or any Affiliate of the Company, and failure by the Company or any Affiliate of the Company to remedy such material breach within thirty (30) days after receipt of written notice of such material breach. For purposes of this Agreement, Good Reason shall not be deemed to exist unless Participant’s termination of employment for Good Reason occurs within one hundred eighty days following the initial existence of one of the conditions specified in clauses (i) through (iii) above, Participant provides the Company with written notice of the existence of such condition within ninety (90) days after the initial existence of the condition, and the Company or any Affiliate of the Company fails to remedy the condition within thirty (30) days after the Company’s receipt of such notice from Participant.

4.             Termination of Stock Units. Subject to the provisions of Section 3(e) above, if the Participant ceases to be a service provider to the Company and its Affiliates in all capacities as an employee, consultant, director and/or advisor of the Company and its Affiliates for any reason before all of the Stock Units vest, any unvested Stock Units shall automatically terminate and shall be forfeited as of the date of the Participant’s termination of such employment or service. No settlement or payment shall be made with respect to any unvested Stock Units that terminate as described in this Section 4.

5.             Settlement of Stock Units and Tax Withholding.

(a)             If a Stock Unit vests in accordance with the provisions of Section 3 above, then, subject to the provisions of this Section 5(a) and Sections 5(b), 5(c) and 12 below, the Company shall issue to the Participant one share of Stock for such vested Stock Unit, subject to applicable tax withholding obligations, on the earliest to occur of (1) the first payroll period on or after the date the Participant’s employment with or service to the Company ceases, (2) the first payroll period on or after the eighth (8th) day of the calendar month of June following any such Vesting Date applicable to such vested Stock Unit or (3) the first payroll period on or after the eighth (8th) day of the month of December following any such Vesting Date applicable to such vested Stock Unit; provided, however, that the Company shall not be required to issue to Participant any share of Stock pursuant to the foregoing provisions of this Section 5(a) with respect to any vested Stock Unit (or otherwise settle any such vested Stock Unit in shares of Stock) on any date that the Committee, in its sole discretion, determines Participant is subject to any limitation or restriction (including, without limitation, (1) any limitation or restriction under the Company’s insider trading policy as then in effect and (2) any limitation or restriction imposed by securities laws or other laws such as Rule 144 promulgated under the Securities Act of 1933, as amended, and Section 16(b) of the Securities Exchange Act of 1934, as amended) that does not permit Participant to offer to sell or sell on the public market on such date all of the shares of Stock that otherwise would be issued to Participant on such date pursuant to this Section 5(a) in settlement of such vested Stock Unit. Notwithstanding anything express or implied in the foregoing provisions of this Section 5(a) to the contrary, in no event shall settlement of a vested Stock Unit occur later than the fifteenth day of the third calendar month following the calendar year in which the Vesting Date applicable to such vested Stock Unit occurs, and in no event shall Participant be permitted, directly or indirectly, to designate the calendar year of payment.

(b)             All obligations of the Company under this Agreement shall be subject to the right of the Company as set forth in the Plan to require the Participant to remit to the Company an amount sufficient to satisfy statutory minimum federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law prior to the issuance of shares of Stock. The obligations of the Company under this Agreement shall be conditional on satisfaction of all such statutory minimum withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, the Participant may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable statutory minimum withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy the Participant's tax obligations. Any such election shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction unless the Committee determines otherwise.

(c)             The obligation of the Company to deliver Stock shall also be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of any shares of Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of such shares, such shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The issuance of shares of Stock, if any, to the Participant pursuant to this Agreement is subject to any applicable taxes and other laws or regulations of the United States or of any state, municipality or other country having jurisdiction thereof.

6.             No Stockholder Rights. Neither the Participant, nor any person entitled to receive Stock Units in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to shares of Stock, including voting or dividend rights, until such shares of Stock have been issued upon settlement of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units.

7.             Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and settlement of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8.             No Employment or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ or service of the Company or any Affiliate and shall not interfere in any way with the right of the Company or any Affiliate to terminate the Participant’s employment or service at any time. The right of the Company and any Affiliate to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

9.             Assignment and Transfers. The Stock Units are not transferable, and shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of the Participant's rights in the Stock Units may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to its Affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

10.           Governing Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

11.           Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of its Chief Financial Officer at the Company's principal place of business, and any notice to the Participant shall be addressed to such Participant at his or her residence address last filed with the Company. Any notice shall be delivered in accordance with Section 17 of the Plan.

12.           Application of Section 409A of the Code. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. Notwithstanding the foregoing, if any Stock Units constitute “deferred compensation” under Section 409A of the Code and such Stock Units become vested upon the Participant’s termination of employment, settlement of such vested Stock Units shall be delayed for a period of six months after the Participant’s termination of employment if the Participant is a “specified employee” as defined under Section 409A of the Code and if required pursuant to Section 409A of the Code. If settlement of any Stock Units is delayed in accordance with the foregoing provisions of this Section 11, such Stock Units shall be settled within thirty (30) days after the date that is six (6) months following the Participant’s termination of employment. To the extent subject to Section 409A of the Code, settlement of the Stock Units may only be made in a manner and upon an event permitted by Section 409A of the Code, and each settlement of the Stock Units shall be treated as a separate payment, and the right to a series of installment payments under the Stock Units shall be treated as a right to a series of separate payments. In no event shall the Participant, directly or indirectly, designate the calendar year of payment. The Company may change or modify the terms of this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the previous sentence, the Company may also amend the Plan or this Agreement or revoke the Stock Units to the extent permitted by the Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

LEAP THERAPEUTICS, INC.

Name:
Title:

I hereby accept the award of Stock Units described in this Agreement, and I agree to be bound by the terms of this Agreement and the incorporated provisions of the Plan. I hereby agree that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

Date	Participant

Exhibit 10.7

LEAP THERAPEUTICS, INC.

2022 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT GRANT AGREEMENT

This RESTRICTED STOCK UNIT GRANT AGREEMENT (the “Agreement”), dated as of November 11, 2025 (the “Date of Grant”), is delivered by Leap Therapeutics, Inc. (the “Company”) to __________ (the “Participant”).

RECITALS

The Leap Therapeutics, Inc. 2022 Equity Incentive Plan, as amended and in effect on the date hereof (the “Plan”), provides for the grant of Restricted Stock Units (as defined in the Plan) in accordance with the terms and conditions of the Plan. The Committee (as defined in the Plan) has decided to make this grant of Restricted Stock Units as an inducement for the Participant to promote the best interests of the Company and its stockholders. This Agreement is made pursuant to the Plan and is subject in its entirety to all applicable provisions of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan.

1.             Grant of Restricted Stock Units. Subject to the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants the Participant ________ Restricted Stock Units (the “Stock Units”). Each Stock Unit represents the right of the Participant to receive a share of common stock of the Company (“Stock”), if and when the specified conditions are met in Section 3 below, and on the applicable settlement date set forth in Section 5 below.

2.             No Rights Prior to Settlement. Stock Units represent hypothetical shares of Stock, and not actual shares of Stock. No shares of Stock shall be issued to the Participant at the time the grant of the Stock Units is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this award.

3.             Vesting.

(a)             As of the date of this Agreement, all of the Stock Units shall be unvested and subject to a Risk of Forfeiture pursuant to Section 4 below.

(b)             Subject to the terms of this Section 3, the Stock Units shall vest in accordance with the following vesting schedule: (i) 12/36ths of the Stock Units will vest on October 8, 2026 and (ii) 1/36ths of the Stock Units will vest on the eighth (8th) day of each month thereafter, provided that the Participant continues to be employed by, or provide service as a consultant, director or advisor of or to, the Company or one of its Affiliates from the Date of Grant until the Stock Units vest in accordance with the provisions of this Section 3. For purposes of this Agreement, the term “Vesting Date” shall mean a date on which any or all of the Stock Units vest in accordance with the provisions of this Section 3.

(c)             The vesting of the Stock Units shall be cumulative, but shall not exceed 100% of the Stock Units. If the foregoing schedule would produce fractional Stock Units, the number of Stock Units that vest shall be rounded down to the nearest whole Stock Unit and the fractional Stock Units will be accumulated so that the resulting whole Stock Units will be included in the number of Stock Units that become vested on the last Vesting Date.

(d)             In the event of a Change of Control or a Transaction before all of the Stock Units vest in accordance with Section 3(a) above, the applicable provisions of the Plan shall apply to the Stock Units, and the Committee may take such actions as it deems appropriate pursuant to the provisions of the Plan.

(e)             In the event that (i) Participant’s employment with the Company or any of its Affiliates is terminated at any time by the Company or any of its Affiliates for any reason other than Cause (as defined in Section 3(g) below) or is terminated at any time by Participant for Good Reason (as defined in Section 3(h) below) and (ii) immediately after any such termination of employment, Participant does not have a service provider relationship of any kind (including, without limitation, as an officer, director, employee, consultant or advisor) with any of the Company and its Affiliates, then, effective immediately prior to any such termination of employment, any and all Stock Units that are then unvested and subject to Risk of Forfeiture pursuant to Section 4 below shall automatically become fully vested and free from Risk of Forfeiture pursuant to Section 4 below. For clarity, and notwithstanding the foregoing provisions of this Section 3(e), this Section 3(e) shall not be applicable to any termination of Participant’s employment with the Company or any of its Affiliates as a result of Participant’s death or disability.

(f)             Those Stock Units that vest pursuant to this Section 3 or pursuant to any action taken by the Committee pursuant to the Plan shall become free from the Risk of Forfeiture pursuant to Section 4 below.

(g)             For purposes of this Agreement, the term “Cause” shall mean the occurrence of any of the following: (i) a conviction of Participant, or a plea of nolo contendere, to a felony (other than a felony related to the operation of a motor vehicle); or (ii) willful misconduct or gross negligence by Participant resulting, in either case, in material harm to the Company or any of its Affiliates; or (iii) a willful failure by Participant to carry out the reasonable and lawful directions of the Board and failure by Participant to remedy such willful failure within thirty (30) days after receipt of written notice of same from the Board; or (iv) fraud, embezzlement, theft or dishonesty of a material nature by Participant, or a willful material violation by Participant of a written policy or procedure of the Company or any of its Affiliates, resulting, in any case, in material harm to the Company or any of its Affiliates; or (v) a material breach by Participant of any agreement between Participant and the Company or any of its Affiliates, and failure by Participant to remedy the material breach within thirty (30) days after receipt of written notice of such material breach.

(h)             For purposes of this Agreement, the term “Good Reason” shall mean the occurrence of any of the following: (i) the occurrence of any of the following: (i) a material diminution in Participant’s base salary; or (ii) the Company’s or any Affiliate of the Company requiring Participant to be based at any office or location outside of fifty (50) miles from Cambridge, Massachusetts, except for travel reasonably required in the performance of Participant’s responsibilities; or (iii) a material breach by the Company or any Affiliate of the Company of any agreement between Participant and the Company or any Affiliate of the Company, and failure by the Company or any Affiliate of the Company to remedy such material breach within thirty (30) days after receipt of written notice of such material breach. For purposes of this Agreement, Good Reason shall not be deemed to exist unless Participant’s termination of employment for Good Reason occurs within one hundred eighty days following the initial existence of one of the conditions specified in clauses (i) through (iii) above, Participant provides the Company with written notice of the existence of such condition within ninety (90) days after the initial existence of the condition, and the Company or any Affiliate of the Company fails to remedy the condition within thirty (30) days after the Company’s receipt of such notice from Participant.

4.             Termination of Stock Units. Subject to the provisions of Section 3(e) above, if the Participant ceases to be a service provider to the Company and its Affiliates in all capacities as an employee, consultant, director and/or advisor of the Company and its Affiliates for any reason before all of the Stock Units vest, any unvested Stock Units shall automatically terminate and shall be forfeited as of the date of the Participant’s termination of such employment or service. No settlement or payment shall be made with respect to any unvested Stock Units that terminate as described in this Section 4.

5.             Settlement of Stock Units and Tax Withholding.

(a)             If a Stock Unit vests in accordance with the provisions of Section 3 above, then, subject to the provisions of this Section 5(a) and Sections 5(b), 5(c) and 12 below, the Company shall issue to the Participant one share of Stock for such vested Stock Unit, subject to applicable tax withholding obligations, on the earliest to occur of (1) the first payroll period on or after the date the Participant’s employment with or service to the Company ceases, (2) the first payroll period on or after the eighth (8th) day of the calendar month of June following any such Vesting Date applicable to such vested Stock Unit or (3) the first payroll period on or after the eighth (8th) day of the month of December following any such Vesting Date applicable to such vested Stock Unit; provided, however, that the Company shall not be required to issue to Participant any share of Stock pursuant to the foregoing provisions of this Section 5(a) with respect to any vested Stock Unit (or otherwise settle any such vested Stock Unit in shares of Stock) on any date that the Committee, in its sole discretion, determines Participant is subject to any limitation or restriction (including, without limitation, (1) any limitation or restriction under the Company’s insider trading policy as then in effect and (2) any limitation or restriction imposed by securities laws or other laws such as Rule 144 promulgated under the Securities Act of 1933, as amended, and Section 16(b) of the Securities Exchange Act of 1934, as amended) that does not permit Participant to offer to sell or sell on the public market on such date all of the shares of Stock that otherwise would be issued to Participant on such date pursuant to this Section 5(a) in settlement of such vested Stock Unit. Notwithstanding anything express or implied in the foregoing provisions of this Section 5(a) to the contrary, in no event shall settlement of a vested Stock Unit occur later than the fifteenth day of the third calendar month following the calendar year in which the Vesting Date applicable to such vested Stock Unit occurs, and in no event shall Participant be permitted, directly or indirectly, to designate the calendar year of payment.

(b)             All obligations of the Company under this Agreement shall be subject to the right of the Company as set forth in the Plan to require the Participant to remit to the Company an amount sufficient to satisfy statutory minimum federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law prior to the issuance of shares of Stock. The obligations of the Company under this Agreement shall be conditional on satisfaction of all such statutory minimum withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, the Participant may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable statutory minimum withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy the Participant's tax obligations. Any such election shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction unless the Committee determines otherwise.

(c)             The obligation of the Company to deliver Stock shall also be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of any shares of Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of such shares, such shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The issuance of shares of Stock, if any, to the Participant pursuant to this Agreement is subject to any applicable taxes and other laws or regulations of the United States or of any state, municipality or other country having jurisdiction thereof.

6.             No Stockholder Rights. Neither the Participant, nor any person entitled to receive Stock Units in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to shares of Stock, including voting or dividend rights, until such shares of Stock have been issued upon settlement of Stock Units. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to Stock Units.

7.             Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and settlement of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8.             No Employment or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ or service of the Company or any Affiliate and shall not interfere in any way with the right of the Company or any Affiliate to terminate the Participant’s employment or service at any time. The right of the Company and any Affiliate to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

9.             Assignment and Transfers. The Stock Units are not transferable, and shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of the Participant's rights in the Stock Units may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to its Affiliates. This Agreement may be assigned by the Company without the Participant’s consent.

10.           Governing Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

11.           Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of its Chief Financial Officer at the Company's principal place of business, and any notice to the Participant shall be addressed to such Participant at his or her residence address last filed with the Company. Any notice shall be delivered in accordance with Section 17 of the Plan.

12.           Application of Section 409A of the Code. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code. Notwithstanding the foregoing, if any Stock Units constitute “deferred compensation” under Section 409A of the Code and such Stock Units become vested upon the Participant’s termination of employment, settlement of such vested Stock Units shall be delayed for a period of six months after the Participant’s termination of employment if the Participant is a “specified employee” as defined under Section 409A of the Code and if required pursuant to Section 409A of the Code. If settlement of any Stock Units is delayed in accordance with the foregoing provisions of this Section 11, such Stock Units shall be settled within thirty (30) days after the date that is six (6) months following the Participant’s termination of employment. To the extent subject to Section 409A of the Code, settlement of the Stock Units may only be made in a manner and upon an event permitted by Section 409A of the Code, and each settlement of the Stock Units shall be treated as a separate payment, and the right to a series of installment payments under the Stock Units shall be treated as a right to a series of separate payments. In no event shall the Participant, directly or indirectly, designate the calendar year of payment. The Company may change or modify the terms of this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the previous sentence, the Company may also amend the Plan or this Agreement or revoke the Stock Units to the extent permitted by the Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Participant has executed this Agreement, effective as of the Date of Grant.

LEAP THERAPEUTICS, INC.

Name:
Title:

I hereby accept the award of Stock Units described in this Agreement, and I agree to be bound by the terms of this Agreement and the incorporated provisions of the Plan. I hereby agree that all decisions and determinations of the Committee with respect to the Stock Units shall be final and binding.

Date	Participant

Exhibit 99.1

Leap Therapeutics Rebrands as Cypherpunk; Expands Leadership Team to Drive New Zcash Treasury Strategy

Khing Oei appointed Chairman of the Board;

Will McEvoy appointed Chief Investment Officer and Member of the Board;

Cypherpunk Technologies Inc. announces acquisition of 203,775.27 ZEC.

Cambridge, Mass., November 12, 2025 – Leap Therapeutics, Inc. (Nasdaq: LPTX) today announced it will change its name to Cypherpunk Technologies Inc., and unveiled a digital asset treasury strategy to accumulate Zcash’s native coin, ZEC. Cypherpunk has to date used $50 million of proceeds from the previously announced private placement to purchase 203,775.27 ZEC at an average purchase price of $245.37 per ZEC.

In addition, the company also plans to change its ticker symbol to (Nasdaq: CYPH) as part of the rebranding under the Cypherpunk name. The company will begin trading under its new name and ticker symbol CYPH on Thursday, November 13. Until then, investors can continue to buy and sell the company’s stock under the current ticker symbol LPTX without interruption.

Cypherpunk also announced the appointment of Khing Oei and Will McEvoy to its Board of Directors, effective November 11, 2025. This strategic move comes as part of the Company’s recently completed $58.88 million private placement led by Winklevoss Capital to initiate a digital asset treasury strategy. Notably, Winklevoss Capital was the only institutional investor in the private placement, contributing a majority of the total raised.

“The recent weak performance of digital asset treasury companies stems from PIPEs dominated by short-term, mercenary capital. We’ve taken a different path by building a syndicate of value-aligned investors who believe in the long-term importance of Zcash and privacy for the United States and the world.” – Will McEvoy, Chief Investment Officer of Cypherpunk

Khing Oei has been appointed Chairman of the Board, while Will McEvoy will also serve as the company’s first-ever Chief Investment Officer, effective in each case as of November 11, 2025. Concurrently with Mr. Oei’s appointment, Christopher Mirabelli, PhD, will step down from his role as Chairman, while remaining a member of the Board.

“We are pleased to welcome Khing and Will to the Board of Directors, and to have Will serve as Chief Investment Officer as we advance our strategy to create long-term shareholder value through active participation in Zcash. Participant control and privacy, enabled by Zcash, are critical as financial transactions move increasingly to blockchain and tokenization. The rebranding and new leadership appointments mark a transformational step in expanding our mission as we enter a new phase of growth.” – Douglas E. Onsi, President and Chief Executive Officer of Cypherpunk

Why This Matters

Cypherpunk is a company dedicated to self-sovereignty. As the world becomes increasingly digitized, privacy has become a rare and vanishing resource. And despite their critical importance, privacy enhancing technologies remain under-adopted. Backing privacy today is both a generational mission and a massive opportunity. Privacy is the foundation that allows freedom of speech, thought, and association to thrive. Without it, these societal tentpoles may exist on paper but can’t be exercised meaningfully in practice. In other words, privacy is the silent precondition of freedom. Additionally, in a world where privacy is scarce, it becomes the most valuable commodity.

Why Zcash?

Zcash is one of the oldest and most respected privacy-preserving blockchains, launched in 2016 as a fork of Bitcoin with advanced cryptography that enables selective transparency. Built on the same sound monetary principles as Bitcoin, with a fixed 21 million coin supply, Zcash introduced a breakthrough in privacy technology through the use of zero-knowledge proofs (zk-SNARKs), allowing transactions to be verified without revealing sender, receiver, or amount. This innovation has since influenced the entire cryptographic landscape, inspiring privacy advancements across other blockchains like Ethereum and Solana.

Since its inception, Zcash has processed tens of millions of transactions and consistently ranked among the top privacy coins by market capitalization. Its underlying protocol continues to evolve with major upgrades — including Halo 2, a trustless recursive proof system that eliminates the need for trusted setup ceremonies and enhances scalability. Nearly a decade after launch, Zcash remains one of the few digital assets with the potential for both Bitcoin-level decentralization and cutting-edge privacy, offering real utility with private yet auditable digital transactions.

Cypherpunk Technologies Inc. sees Zcash as digital privacy in asset form, the same way Bitcoin has proven to be digital gold. Zcash also represents an important hedge against the transparency of Bitcoin and the existing financial infrastructure in an AI-abundant future.

New Board Members

•	Khing Oei is a seasoned investor with a strong track record of investing in public, private and digital markets. Oei is the Founder and CEO of Treasury, an emerging euro-denominated Bitcoin treasury firm. Before Treasury, Oei was the Founder and CEO of Captur (formerly AlphaSwap), a decentralized asset management platform. He was previously the Founder and Chief Investment Officer of Eyck Capital, a London-based event-driven hedge fund focused on distressed and special situations across credit and equities, managing over $200 million in assets. Prior to that role, Oei was a Managing Principal and Portfolio Manager at Bardin Hill (formerly Halcyon), a $10 billion multi-strategy hedge fund where, as CEO of its European operations, he led European distressed investments and managed the firm’s $2.5 billion CLO platform. Oei began his career at Goldman Sachs in the Special Situations Group and later worked at Fortress Investment Group’s Drawbridge Special Opportunities Fund. He holds a MSc in Econometrics from The Vrije Universiteit Amsterdam.

•	Will McEvoy is a Principal at Winklevoss Capital, where he invests and identifies opportunities on the frontier, from crypto and space to energy, bio, and defense. He focuses on companies and technologies that slow entropy and create order in critical civilizational domains. Before joining Winklevoss Capital, Will authored Bitcoin and crypto research at Fundstrat and helped build one of Dynasty Financial Partners’ highest-performing client platforms. He also serves on the board of Real Bedford FC and holds a degree from The George Washington University.

About Cypherpunk

Cypherpunk Technologies Inc., previously known as Leap Therapeutics, Inc., is a company developing novel therapies for patients with cancer and implementing a digital asset treasury strategy focused on Zcash. Following a $58.88 million private placement led by Winklevoss Capital, the Company is aiming to build long-term shareholder value by acquiring ZEC, participating in the development of Zcash, and continuing the development of sirexatamab and FL-501 to treat patients with cancer. For more information about the Company, visit our websites at http://www.cypherpunk.com and http://www.leaptx.com or view our public filings with the SEC that are available via EDGAR at http://www.sec.gov or via https://investors.leaptx.com/.

About Winklevoss Capital

Winklevoss Capital is an investment firm founded in 2012 by Cameron and Tyler Winklevoss that invests in frontier technologies.

Channels for Disclosure of Information

Going forward, we intend to announce material information to the public through filings with the Securities and Exchange Commission (SEC), the investor relations page on our website (URL), press releases, public conference calls, public webcasts, our X account (@cypherpunktech), and our LinkedIn page. The information disclosed in the foregoing channels could be deemed to be material information. As such, we encourage investors, the media, and others to follow the channels listed above and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which we will announce information will be posted on the investor relations page on our website.

Additional Information and Where to Find It

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (as may be supplemented or amended, the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for the Special Meeting of Stockholders to be held December 15, 2025 (the “Special Meeting”). The Definitive Proxy Statement contains important information about the matters to be voted on at the Special Meeting. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING. Stockholders are able to obtain free copies of these documents, and other documents we file with the SEC through the website maintained by the SEC at www.sec.gov. Copies will also be available at no charge in the Investors section of our website at http://www.cypherpunk.com or http://www.leaptx.com.

Participant Information

The Company, its directors and certain of its executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of our named executive officers and our non-employee directors as of the fiscal year ended December 31, 2024 is set forth in the sections titled “Executive Compensation” and “Compensation of Directors” in the Definitive Proxy Statement. Information regarding the participants’ holdings of Company securities can be found in the section titled “Security Ownership of Certain Beneficial Owners and Management” in the Definitive Proxy Statement.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. Forward-looking statements address various matters including statements relating to ZEC or digital assets held or to be held by the Company, the expected future market, price and liquidity of ZEC or other digital assets the Company acquires, the macro and political conditions surrounding Zcash or digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, and future financial condition and performance. Risks and uncertainties of the digital asset treasury strategy include, among others: (a) the risk that the Company will fail to realize the anticipated benefits of the digital asset treasury strategy; (b) changes in business, market, financial, political and regulatory conditions; (c) risks relating to the Company’s operations and business, including the highly volatile nature of the price of cryptocurrencies, including ZEC; (d) the risk that the price of the Company’s Common Stock may be highly correlated to the price of ZEC or other digital assets that it holds; (e) risks related to increased competition in the industries in which the Company does and will operate; (f) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; (g) risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; and (h) the ability to comply with the continued listing requirements of the Nasdaq Capital Market (“Nasdaq”). New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption "Risk Factors" in the Company’s most recent Annual Report on Form 10-K filed with the SEC, or as may be included in other reports or information we file with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

###

Exhibit 99.2

Cypherpunk Technologies (formerly Leap Therapeutics)

Reports Third Quarter 2025 Financial Results

Cambridge, MA – November 12, 2025 – Cypherpunk Technologies Inc., previously known as Leap Therapeutics, Inc. (Nasdaq:LPTX), a company developing novel therapies for patients with cancer and implementing a digital asset treasury strategy focused on Zcash, today reported financial results for the third quarter of 2025 and a corporate update.

As announced earlier today, the Company has changed its name to “Cypherpunk Technologies Inc.” from “Leap Therapeutics, Inc.” to reflect the strategic focus on acquiring the digital asset, ZEC, participating in the development of Zcash, and the values of privacy and liberty. The Company will begin trading on the Nasdaq Capital Market under the ticker symbol “CYPH” at the market open on November 13, 2025. The Company’s ongoing cancer research and development operations will be conducted under a wholly-owned subsidiary that will take the name “Leap Therapeutics, Inc.”

“This past month has been transformative for the Company, marked by closing a $58.88 million private placement led by Winklevoss Capital and successfully deploying $50 million to build a digital asset treasury designed to create long-term shareholder value focused on active participation in the development of Zcash and acquiring ZEC,” said Douglas E. Onsi, President and CEO of Cypherpunk Technologies. “In our drug development business, we presented the final data from our randomized controlled Phase 2 trial of sirexatamab plus bevacizumab and chemotherapy in patients with advanced colorectal cancer (CRC) at the European Society for Medical Oncology (ESMO) Congress. In addition, we will be engaging with regulatory authorities to seek a registrational pathway for sirexatamab and optimizing the DKK1 biomarker assay that could be used to identify CRC patients at risk of poor outcomes and who may benefit from sirexatamab.”

Cypherpunk Highlights:

•	Closed a $58.88 million private placement in cash led by Winklevoss Capital

In October 2025, the Company raised $58,888,888 in cash led by Winklevoss Capital to initiate the digital asset treasury strategy. In the transaction, the Company issued: (i) 15,212,311 shares of common stock, (ii) pre-funded warrants to purchase up to an aggregate of 80,768,504 shares of common stock at an exercise price of $0.001 per share, and (ii) warrants to purchase an additional 71,985,605 shares of common stock at an exercise price of $0.5335 per share.

•	Successfully established a digital asset treasury strategy focused on Zcash (ZEC), acquiring more than 203,775.27 ZEC to date at an aggregate purchase price of approximately $50 million, or $245.37 per ZEC

The Company believes that privacy-protecting assets and related technologies will be critical in an increasingly digital world. The Company intends to acquire and hold ZEC, the native coin of Zcash, as its primary digital asset and to be an active participant in the Zcash community. As of November 11, 2025, the Company has acquired 203,775.27 ZEC at an aggregate purchase price of approximately $50 million, or $245.37 per ZEC.

Zcash functions much like Bitcoin, and it was created from the original Bitcoin code base. Like Bitcoin, Zcash is a digital currency that can be transmitted over a peer-to-peer payment system, except that Zcash uses a protocol called “zero-knowledge proofs” that allows users to engage in blockchain transactions while maintaining greater privacy. This cryptographic technology allows parties to decide whether or not to reveal sensitive information and enables private, public, shielding, and deshielding transactions on the Zcash blockchain. For example, the owner of a specific address is able to choose to disclose an address and transaction details to a trusted third party, potentially for compliance or audit reasons. Alternatively, transacting can work in a similar manner to the Bitcoin blockchain, where the sender and receiver addresses and value of the transfer are all publicly visible.

•	Appointed digital asset executives Khing Oei as Chairman of the Board of Directors and Will McEvoy as a member of the Board of Directors and Chief Investment Officer

On November 11, 2025, the Company appointed Khing Oei as Chairman of the Board of Directors, and Will McEvoy as Chief Investment Officer and a Board member. In conjunction with these appointments, Christopher Mirabelli stepped down from his role as Chairman of the Board of Directors, while remaining a Board member.

Leap Therapeutics Highlights:

•	Presented final clinical data from Part B of the DeFianCe study of sirexatamab plus bevacizumab and chemotherapy in CRC patients at ESMO Congress 2025.

In a Mini Oral session at the ESMO Congress in October 2025, the Company presented the final results from Part B of the DeFianCe study, a Phase 2 study of sirexatamab, an anti-DKK1 monoclonal antibody, in combination with bevacizumab and chemotherapy (Sirexatamab Arm) compared to bevacizumab and chemotherapy (Control Arm) in patients with microsatellite stable CRC who have received one prior systemic therapy for advanced disease. Sirexatamab demonstrated a statistically significant benefit on overall response rate (ORR) and progression-free survival (PFS) in patients with high levels of DKK1, along with a positive trend on ORR and PFS in the full intent-to-treat population.

•	Across the DKK1-high (upper median) patients (n=88):
o	ORR was 38.0% in the Sirexatamab Arm compared to 23.7% ORR in the Control Arm.
o	mPFS was 9.03 months in the Sirexatamab Arm compared to 7.06 months in the Control Arm, Hazard Ratio (HR) 0.61, p-value = 0.0255.
o	mOS was not reached in the Sirexatamab Arm compared to 14.39 months in the Control Arm, HR 0.42, p-value = 0.0118.

•	Across the DKK1-high (upper quartile) patients (n=44):
o	ORR was 44.0% in the Sirexatamab Arm compared to 15.8% ORR in the Control Arm.
o	mPFS was 9.36 months in the Sirexatamab Arm compared to 5.88 months in the Control Arm, HR 0.46, p-value = 0.0168.
o	mOS was not reached in the Sirexatamab Arm compared to 9.66 months in the Control Arm, HR 0.17, p-value < 0.001.

•	In the full intent-to-treat population (n=188):
o	ORR was 35.1% in the Sirexatamab Arm compared to 26.6% ORR in the Control Arm.
o	mPFS was 9.2 months in the Sirexatamab Arm compared to 8.3 months in the Control Arm, HR 0.84, p-value = 0.1712.
o	Event-free rate favors Sirexatamab Arm beginning at month 9 (53 vs 47%) with further separation at month 12 (34 vs 23%).

•	Advancing DKK1 biomarker diagnostic test and engaging with regulatory authorities.

The Company is in the process of engaging with regulatory agencies in the United States and Europe to discuss the registrational pathway for sirexatamab in CRC. The Company is also working with a leading diagnostics research laboratory to optimize the DKK1 biomarker diagnostic test that could be used to identify CRC patients with poor prognosis and to select patients for treatment with sirexatamab. The Company expects to provide an update on the next steps in sirexatamab development and on the registrational pathway in the first quarter of 2026.

Selected Third Quarter 2025 Financial Results

Net Loss was $3.3 million for the third quarter 2025, compared to $18.2 million for the third quarter 2024. The decrease was primarily due to a decrease in research and development and general and administrative expenses as a result of a reduction in force and the completion of the clinical trials.

Research and development expenses were $1.2 million for the three months ended September 30, 2025, compared to $14.9 million for the three months ended September 30, 2024. The decrease of $13.7 million in research and development expenses during the three months ended September 30, 2025 was primarily due to a decrease of $5.3 million in clinical trial costs and a decrease of $3.7 million in manufacturing costs. There was also a decrease of $3.3 million in payroll and other related expenses due to a decrease in headcount of our R&D full-time employees, a decrease of $0.7 million in stock based compensation expense, and a decrease of $0.7 million in consulting fees.

General and administrative expenses were $1.9 million for the three months ended September 30, 2025, compared to $2.9 million for the three months ended September 30, 2024. The decrease of $1.0 million in general and administrative expenses during the three months ended September 30, 2025 was due to a $0.5 million decrease in payroll and other related expenses due to a decrease in incentive based compensation expense for our general and administrative employees and a decrease in headcount of our general and administrative employees. There was also a decrease of $0.3 million in stock based compensation expense and a $0.2 million decrease in professional fees.

Cash and cash equivalents totaled $9.7 million on September 30, 2025, prior to the completion of the $58.88 million private placement that closed in October 2025.

About Cypherpunk Technologies Inc.

Cypherpunk Technologies Inc., previously known as Leap Therapeutics, Inc., is a company developing novel therapies for patients with cancer and implementing a digital asset treasury strategy focused on Zcash. Following a $58.88 million private placement led by Winklevoss Capital, the Company is aiming to build long-term shareholder value by acquiring ZEC, participating in the development of Zcash, and continuing the development of sirexatamab and FL-501 to treat patients with cancer. For more information about the Company, visit our websites at http://www.cypherpunk.com and http://www.leaptx.com or view our public filings with the SEC that are available via EDGAR at http://www.sec.gov or via https://investors.leaptx.com/.

Additional Information and Where to Find It

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (as may be supplemented or amended, the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for the Special Meeting of Stockholders to be held December 15, 2025 (the “Special Meeting”). The Definitive Proxy Statement contains important information about the matters to be voted on at the Special Meeting. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING. Stockholders are able to obtain free copies of these documents, and other documents we file with the SEC through the website maintained by the SEC at www.sec.gov. Copies will also be available at no charge in the Investors section of our website at http://www.cypherpunk.com or http://www.leaptx.com.

Participant Information

The Company, its directors and certain of its executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of our named executive officers and our non-employee directors as of the fiscal year ended December 31, 2024 is set forth in the sections titled “Executive Compensation” and “Compensation of Directors” in the Definitive Proxy Statement. Information regarding the participants’ holdings of Company securities can be found in the section titled “Security Ownership of Certain Beneficial Owners and Management” in the Definitive Proxy Statement.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. All statements, other than historical facts, including statements regarding our future product development plans; the potential, safety, efficacy, and regulatory and clinical progress of our product candidates, including the anticipated timing for potential regulatory submissions, approvals and timing thereof; and any assumptions underlying any of the foregoing, are forward-looking statements. In addition, forward-looking statements address various matters including statements relating to ZEC or digital assets held or to be held by the Company, the expected future market, price and liquidity of ZEC or other digital assets the Company acquires, the macro and political conditions surrounding Zcash or digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, and future financial condition and performance. Important factors that could cause actual results to differ materially from our drug development plans, estimates or expectations could include, but are not limited to: (i) our ability and plan to develop and commercialize sirexatamab (DKN-01) and FL-501; (ii) the potential benefits of sirexatamab and FL-501; (iii) the timing of our development programs and seeking regulatory approval; (iv) our estimates regarding our capital requirements and our needs for additional financing; (v) our estimates of the size of the potential markets for sirexatamab and FL-501; (vi) the benefits to be derived from any collaborations, license agreements, or other acquisition efforts; (vii) sources of revenues and anticipated revenues, including contributions from any collaborations or license agreements for the development and commercialization of products; and (viii) our intellectual property position and ability to maintain and protect our intellectual property rights. Additional risks and uncertainties of the digital asset treasury strategy include, among others: (a) the risk that the Company will fail to realize the anticipated benefits of the digital asset treasury strategy; (b) changes in business, market, financial, political and regulatory conditions; (c) risks relating to the Company’s operations and business, including the highly volatile nature of the price of cryptocurrencies, including ZEC; (d) the risk that the price of the Company’s Common Stock may be highly correlated to the price of ZEC or other digital assets that it holds; (e) risks related to increased competition in the industries in which the Company does and will operate; (f) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; (g) risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; and (h) the ability to comply with the continued listing requirements of the Nasdaq Capital Market (“Nasdaq”). New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption "Risk Factors" in the Company’s most recent Annual Report on Form 10-K filed with the SEC, or as may be included in other reports or information we file with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

CONTACT:

Douglas E. Onsi

President & Chief Executive Officer

Cypherpunk Technologies Inc.

617-714-0360

donsi@leaptx.com

For Investors:

Matthew DeYoung

Investor Relations

Argot Partners

212-600-1902

leap@argotpartners.com

For Media:

Jacqueline Ortiz Ramsey
It Factor Strategies

954-294-3249

jacqueline@itfactorstrategies.com

Cypherpunk Technologies Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	(Unaudited)		(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating expenses:
Research and development	$1,247	$14,915	$24,695	$44,099
General and administrative	1,919	2,940	6,742	9,833
Restructuring charges	-	-	4,527	-
Total operating expenses	3,166	17,855	35,964	53,932
Loss from operations	(3,166)	(17,855)	(35,964)	(53,932)
Interest income	123	894	806	2,534
Interest expense	(10)	-	(23)	-
Australian research and development incentives	(56)	(499)	-	-
Foreign currency gain (loss)	8	(8)	2	(18)
Loss before income taxes	(3,101)	(17,468)	(35,179)	(51,416)
Provision for income taxes	(202)	(708)	(202)	(708)
Net loss	(3,303)	(18,176)	(35,381)	(52,124)
Dividend attributable to down round feature of warrants	-	-	-	(234)
Net loss attributable to common stockholders	$(3,303)	$(18,176)	$(35,381)	$(52,358)

Net loss per share
Basic & diluted	$(0.08)	$(0.44)	$(0.85)	$(1.44)

Weighted average common shares outstanding
Basic & diluted	41,444,979	41,209,639	41,386,929	36,307,890

Cypherpunk Technologies Inc.

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	September 30,	December 31,
	2025	2024
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$9,686	$47,249
Research and development incentive receivable	743	704
Prepaid expenses and other current assets	69	86
Total current assets	10,498	48,039

Right of use assets, net	38	262
Deferred costs	80	-
Deposits	783	823
Total assets	$11,399	$49,124
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$4,279	$4,743
Accrued expenses	3,860	8,536
Income tax payable	527	531
Lease liability	38	266
Total current liabilities	8,704	14,076

Total liabilities	8,704	14,076

Stockholders' equity:
Preferred stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding	-	-
Common stock, $0.001 par value; 240,000,000 shares authorized; 41,439,529 and 38,329,894 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	41	38
Additional paid-in capital	505,510	502,501
Accumulated other comprehensive loss	(104)	(120)
Accumulated deficit	(502,752)	(467,371)
Total stockholders’ equity	2,695	35,048
Total liabilities and stockholders' equity	$11,399	$49,124

Cypherpunk Technologies Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

	(Unaudited)		(Unaudited)
	Three Months Ended September 30		Nine Months Ended September 30
	2025	2024	2025	2024
Cash used in operating activities	$(8,325)	$(15,600)	$(37,291)	$(44,787)
Cash provided by (used in) financing activities	(121)	(66)	(301)	37,080
Effect of exchange rate changes on cash and cash equivalents	2	10	29	(113)
Net decrease in cash and cash equivalents	(8,444)	(15,656)	(37,563)	(7,820)
Cash and cash equivalents at beginning of period	18,130	78,479	47,249	70,643
Cash and cash equivalents at end of period	$9,686	$62,823	$9,686	$62,823